                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY

================================================================================

                              AMENDED AND RESTATED

                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT

                                       OF

                                VHS HOLDINGS LLC

                                  ------------

                         DATED AS OF SEPTEMBER 23, 2004

================================================================================

                                TABLE OF CONTENTS

                                                                                                        Page
ARTICLE I ORGANIZATION...........................................................................         2

         Section 1.1.   Certificate..............................................................         2
         Section 1.2.   Name.....................................................................         2
         Section 1.3.   Term.....................................................................         2
         Section 1.4.   Office and Agent.........................................................         2
         Section 1.5.   Qualification in Other Jurisdictions.....................................         2
         Section 1.6.   No State Law Partnership.................................................         3

ARTICLE II CAPITAL CONTRIBUTIONS.................................................................         3

         Section 2.1.   Authorization and Issuance of Units......................................         3
         Section 2.2.   Additional Capital Contributions.........................................         3
         Section 2.3.   Additional Members.......................................................         3
         Section 2.4.   No Withdrawal............................................................         3
         Section 2.5.   Loans from Members.......................................................         3

ARTICLE III GENERAL GOVERNANCE AND MANAGEMENT....................................................         4

         Section 3.1.   Purposes and Powers......................................................         4
         Section 3.2.   Board of Representatives.................................................         4
         Section 3.3.   Meetings of the Board....................................................         6
         Section 3.4.   Payments to Representatives; Reimbursements..............................         6
         Section 3.5.   Board Committees.........................................................         6
         Section 3.6.   Member Action............................................................         7
         Section 3.7.   Officers.................................................................         7
         Section 3.8.   Fiduciary Duties.........................................................         9
         Section 3.9.   Board of the IPO Entity..................................................        10
         Section 3.10.   VCOC....................................................................        10
         Section 3.11.   Proxy...................................................................        10
         Section 3.12.   Lack of Authority.......................................................        11
         Section 3.13.   Withdrawal and Resignation of Members...................................        12

ARTICLE IV MANAGEMENT MEMBERS' REPRESENTATIONS, WARRANTIES AND AGREEMENTS........................        12

         Section 4.1.   Units Unregistered.......................................................        12
         Section 4.2.   Additional Investment Representations....................................        13

ARTICLE V TRANSFERS..............................................................................        14

         Section 5.1.   Limitations on Transfer..................................................        14
         Section 5.2.   Void Transfers...........................................................        14
         Section 5.3.   Successors and Substitute Members........................................        15

         Section 5.4.   Certificates; Legend.....................................................        15
         Section 5.5.   Company Right of First Refusal...........................................        16
         Section 5.6.   Tag-Along Rights.........................................................        18
         Section 5.7.   Right to Drag-Along......................................................        20

ARTICLE VI CERTAIN PROVISIONS APPLICABLE TO MANAGEMENT MEMBERS...................................        21

         Section 6.1.   Company Call Option......................................................        21
         Section 6.2.   Unvested Units...........................................................        24

ARTICLE VII SUBSIDIARY WARRANTS; Initial Public Offering.........................................        24

         Section 7.1.   Subsidiary Warrants......................................................        24
         Section 7.2.   Subsidiary IPO; Withdrawal of Shares.....................................        24

ARTICLE VIII CERTAIN PROVISIONS APPLICABLE TO MSCP AND THE MANAGEMENT MEMBERS....................        26

         Section 8.1.   Pre-Emptive Rights.......................................................        26
         Section 8.2.   Affiliate Transactions...................................................        26
         Section 8.3.   Information Rights.......................................................        27

ARTICLE IX DISTRIBUTIONS.........................................................................        27

         Section 9.1.   In General...............................................................        27
         Section 9.2.   Discretionary Distributions..............................................        27
         Section 9.3.   Tax Distributions........................................................        28
         Section 9.4.   Limitation on Distributions..............................................        28
         Section 9.5.   Withholding Authorized...................................................        28
         Section 9.6.   Section 83(b) Election...................................................        29

ARTICLE X ALLOCATIONS AND CAPITAL ACCOUNTS.......................................................        29

         Section 10.1.   Capital Accounts........................................................        29
         Section 10.2.   Allocations.............................................................        29
         Section 10.3.   Miscellaneous and Regulatory Tax Allocations............................        29
         Section 10.4.   Loss Limitation.........................................................        31
         Section 10.5.   Allocations for Tax Purposes............................................        31
         Section 10.6.   Distribution in Kind....................................................        31

ARTICLE XI DISSOLUTION AND LIQUIDATION...........................................................        32

         Section 11.1.   Duration................................................................        32
         Section 11.2.   Liquidation of Company..................................................        32
         Section 11.3.   Priority on Liquidation.................................................        32
         Section 11.4.   Wavier of Appraisal, Valuation Rights, Partition and Right to Court
                           Decree of Dissolution.................................................        33

ARTICLE XII BOOKS AND RECORDS....................................................................        34

         Section 12.1.   Books...................................................................        34
         Section 12.2.   Tax Reports and Elections...............................................        34

ARTICLE XIII EXCULPATION AND INDEMNIFICATION.....................................................        35

         Section 13.1.   Exculpation and Indemnification.........................................        35
         Section 13.2.   Insurance...............................................................        37

ARTICLE XIV COMPETITIVE OPPORTUNITY AND Competing Activities.....................................        37

         Section 14.1.   Competitive Opportunity.................................................        37
         Section 14.2.   Competing Activities....................................................        37

ARTICLE XV Confidentiality; Intellectual Property Rights.........................................        38

         Section 15.1.   Confidentiality.........................................................        38
         Section 15.2.   Intellectual Property...................................................        39

ARTICLE XVI DEFINITIONS..........................................................................        39

         Section 16.1.   Defined Terms...........................................................        39
         Section 16.2.   Other Definitional Terms; Interpretation................................        53

ARTICLE XVII MISCELLANEOUS.......................................................................        53

         Section 17.1.   Assignment and Binding Effect...........................................        53
         Section 17.2.   Notices.................................................................        54
         Section 17.3.   Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.........        55
         Section 17.4.   Entire Agreement........................................................        55
         Section 17.5.   Counterparts............................................................        55
         Section 17.6.   Severability............................................................        55
         Section 17.7.   Amendment and Modification..............................................        56
         Section 17.8.   Waiver..................................................................        56
         Section 17.9.   Further Assurances......................................................        56
         Section 17.10.   Sections, Exhibits.....................................................        56
         Section 17.11.   Specific Enforcement...................................................        56
         Section 17.12.   Successors.............................................................        56
         Section 17.13.   Computation of Time....................................................        56
         Section 17.14.   Liability for Debts of the Company; Limited Liability..................        57
         Section 17.15.   No Right of Partition..................................................        57
         Section 17.16.   Power of Attorney......................................................        57
         Section 17.17.   Title to Company Assets................................................        58
         Section 17.18.   Creditors..............................................................        58
         Section 17.19.   Other Blackstone Investors.............................................        58

      This AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT, dated as of September 23, 2004 (the "Agreement"), concerning VHS Holdings LLC (the "Company"), a Delaware limited liability company, is entered into by and among the Investor Members (as defined herein) and the Management Members (as defined herein).

                                    RECITALS

      WHEREAS, the Company was originally formed on July 19, 2004, as a limited liability company pursuant to the Act by filing a Certificate of Formation of the Company (as it may be amended or modified from time to time, the "Certificate") with the office of the Secretary of State of the State of Delaware and entering into the Limited Liability Company Agreement of the Company, dated as of July 19, 2004 (the "Original Operating Agreement");

      WHEREAS, the Company and its wholly owned subsidiary, Health Systems Acquisition Corp. ("Merger Sub"), are party to an Agreement and Plan of Merger, dated as of July 23, 2004 (the "Merger Agreement"), among the Company, Merger Sub and Vanguard Health Systems, Inc. ("Vanguard"), pursuant to which Merger Sub will merge with and into Vanguard (the "Merger") and Vanguard will become a subsidiary of the Company;

      WHEREAS, in connection with the Merger, (i) Blackstone will purchase from the Company 369,930 Class A membership interests of the Company (the "Class A Units"), (ii) MSCP will purchase from the Company 130,000 Class A Units and
(iii) the Management Members (including the Other Rollover Members) will purchase from the Company 124,070 Class A Units;

      WHEREAS, each Class A Unit consists of one Class A-1 Unit and one Class A-2 Unit and, except as described in these Recitals and in Section 7.2, each Class A-1 Unit and the related Class A-2 Unit will be attached to each other;

      WHEREAS, certain affiliates of Blackstone which are not parties to this Agreement (the "Other Blackstone Investors") will be investing directly in 125,000 shares of common stock of Merger Sub (which will be converted into common stock of Vanguard pursuant to the Merger) rather than Class A Units and, as a result, the Company will issue to Blackstone an additional 125,000 Class A-2 Units;

      WHEREAS, the Senior Management Members will also purchase from the Company Class B membership interests of the Company (the "Class B Units"), Class C membership interests of the Company (the "Class C Units") and Class D membership interests of the Company (the "Class D Units"; collectively with the Class B Units and the Class C Units, the "Equity Incentive Units") (the Equity Incentive Units and the Class A Units are herein collectively referred to as the "Units");

      WHEREAS, each of the Members desires to be a Member of the Company and to acquire the number of Units set forth opposite such Member's name on the attached Schedule A hereto;

      WHEREAS, this Agreement shall become effective as of the Closing, as defined in the Merger Agreement (the "Effective Date");

      WHEREAS, the Members desire to continue the Company as a limited liability company under the Act and to amend and restate the Original Operating Agreement in its entirety; and

      WHEREAS, the Members and the Other Blackstone Investors will enter into the Registration Rights Agreement with Vanguard at the Closing.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties to this Agreement hereby agree as follows:

                                   ARTICLE I

                                  ORGANIZATION

      Section 1.1. Certificate. The Certificate has been prepared, executed and filed by an authorized person within the meaning of the Act, in the Office of the Secretary of State of the State of Delaware. The rights and obligations of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

      Section 1.2. Name. In accordance with, and subject to the provisions of this Agreement, the name of the Company shall be "VHS Holdings LLC" and the Company may conduct business under that name or any other name hereafter approved by the Board. Each Officer is considered an authorized person within the meaning of the Act who may execute, deliver, and file any amendment and/or restatement of the Certificate as necessary to change the name of the Company consistent with the provisions of this Section 1.2.

      Section 1.3. Term. The term of the Company commenced as of the date of the filing of the Certificate. The term of the Company shall continue until the Company is dissolved in accordance with the provisions of Article XI hereof. The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate as provided in the Act.

      Section 1.4. Office and Agent. The principal place of business of the Company shall be such place or places as the Board may determine from time to time. The registered agent and office in the State of Delaware shall be National Registered Agents, Inc., 9 Loockerman Street, Suite 1B, in the City of Dover, Delaware or as hereafter determined by the Board in accordance with the Act.

      Section 1.5. Qualification in Other Jurisdictions. The Officers shall cause the Company to be qualified or registered under foreign entity or assumed or fictitious name statutes or similar laws in any jurisdiction in which the Company owns property or transacts business to the extent such qualification or registration is necessary or advisable in order to protect the limited liability of the Members or to permit the Company lawfully to own property or transact business. In connection with the foregoing, any Officer, acting alone, shall execute, deliver and file any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.

      Section 1.6. No State Law Partnership. The Members intend that the Company not be a partnership (including a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member by virtue of this Agreement, for any purposes other than as set forth in Section 12.2(d), and neither this Agreement nor any other document entered into by the Company or any Member relating to the subject matter hereof shall be construed to suggest otherwise.

                                   ARTICLE II

                              CAPITAL CONTRIBUTIONS

      Section 2.1. Authorization and Issuance of Units. (a) The authorized Units which the Company has authority to issue consist of 2,000,000 Class A Units, 41,945 Class B Units, 41,945 Class C Units and 35,952 Class D Units. Unless otherwise determined by the Board, all Units issued hereunder shall be certificated.

      (b) Each Member has made to the Company a Capital Contribution in the amount listed on Schedule A. In exchange for their respective Capital Contributions, the Members received the number and classes of Units set forth opposite such Member's name on Schedule A. The initial Capital Account of each Member described above shall equal the amount of such Member's initial aggregate Capital Contributions, as shown on Schedule A.

      Section 2.2. Additional Capital Contributions. No Member shall be obligated to make any additional Capital Contribution. No Member shall be permitted to make any additional Capital Contribution without the approval of the Board.

      Section 2.3. Additional Members. By approval of the Board of Representatives of the Company (the "Board") in accordance with Section 3.3 and subject to Section 8.1, the Company is authorized to issue additional Membership Interests, Units or other economic interests in the Company ("Additional Interests") to any Person in such amounts and on such terms as the Board may determine. Each Person who subscribes for any of the Additional Interests shall, by approval of the Board, pursuant to Section 3.3, be admitted as a Member of the Company at the time such Person (i) executes this Agreement or a counterpart of this Agreement or (ii) is named as a Member in a written agreement with the Company to such effect or in the permanent records of the Company, effective as of the earlier of such times.

      Section 2.4. No Withdrawal. No Person shall be entitled to withdraw any part of such Person's Capital Contribution or Capital Account or to receive any distribution from the Company, except as expressly provided herein.

      Section 2.5. Loans from Members. Loans by Members to the Company shall not be considered Capital Contributions. If any Member shall loan funds to the Company, the making of such loans shall not result in any increase in the amount of the Capital Account of such

Member. The amount of any such loans shall be a debt of the Company to such Member and shall be payable or collectible in accordance with the terms and conditions upon which such loans are made.

                                  ARTICLE III

                        GENERAL GOVERNANCE AND MANAGEMENT

      Section 3.1. Purposes and Powers. The parties hereto agree and acknowledge that the Company has been organized for the purpose of owning and managing the business and affairs of Vanguard and its Subsidiaries. Except as specifically provided otherwise in this Agreement, the management and control of the business and affairs of the Company shall to the maximum extent permitted under applicable Law be vested exclusively in the Board, which shall possess all rights and powers of managers as provided in the Act and otherwise by Law. Except as otherwise expressly provided for herein, the Members hereby consent to the exercise by the Board of all such powers and rights conferred on them by the Act or otherwise by Law with respect to the management and control of the Company. No Member and no Representative, in its capacity as such, shall have any power to act for, sign for, or do any act that would bind the Company.

      Section 3.2. Board of Representatives. (a) Initial Board. The Board shall initially consist of the five representatives (the "Representatives"), three of whom will be appointed by Blackstone (the "Blackstone Representatives"), one of whom will be a representative appointed by Morgan Stanley Dean Witter Capital Partners IV, L.P. ("MSCP IV") as described in Section 3.2(b) (the "MSCP Representative") and one of whom will be the Chief Executive Officer of Vanguard (the "CEO"). Blackstone shall have the right to increase the size of the Board to nine members, with two of the additional members being appointed by Blackstone and the other two being independent representatives identified by Charles N. Martin, Jr. and acceptable to Blackstone in its sole discretion (the "Independent Representatives").

      The initial Board shall consist of the following members:

           Blackstone Representatives:                Neil Simpkins
                                                      Benjamin Jenkins
                                                      Michael Dal Bello

           MSCP Representative:                       Eric Fry

           CEO:                                       Charles N. Martin, Jr.

      (b) Representative-designees.

               (i) From and after the Effective Date, MSCP IV shall be entitled to appoint one (1) Representative to the Board; provided that at such time (if any) as the aggregate number of Securities held by MSCP is less than 50% of the aggregate number of Securities held by MSCP immediately after the Effective Date, then MSCP IV will no longer be entitled to appoint a Representative to the

           Board and shall cause its one Representative to promptly resign from the Board. MSCP IV may remove and replace the Representative that it has designated at any time and for any reason. MSCP IV's rights under this Section 3.2(b) shall not be transferable or assignable.

               (ii) From and after the Effective Date, if at any time the CEO is not Charles N. Martin, Jr., the Management Members (other than the Other Rollover Members) shall have the right to appoint one (1) Representative to the Board; provided that at such time (if any) as the aggregate number of Securities held by the Management Members is less than 50% of the aggregate number of Securities held by the Management Members immediately after the Effective Date, then the Management Members will no longer be entitled to appoint a Representative to the Board and shall cause its one Representative to promptly resign from the Board. The decision to appoint a Representative pursuant to this Section 3.2(b)(ii), and the identity of such Representative, shall be determined by the holders of a majority of all Units held by Management Members who are not Other Rollover Members. The Management Members' rights under this Section 3.2(b) shall not be transferable or assignable.

               (iii) From and after the date on which the Management Members have appointed a Representative pursuant to Section 3.2(b)(ii), Blackstone shall have the right to increase the size of the Board and to appoint one or more additional Representatives such that the Representatives appointed by Blackstone constitute a majority of the Board.

               (iv) The provisions of Sections 3.2(a) and (b) shall terminate if Blackstone's Ownership Percentage is less than 10%.

      (c) Chairman and Lead Representative. A Chairman of the Board (the "Chairman") and a Lead Representative (the "Lead Representative") may, from time to time, be appointed by the Representatives from among themselves or any other member of the Board. The Chairman of the initial Board shall be Charles N. Martin, Jr. The Lead Representative of the initial Board shall be Neil Simpkins. The Chairman, if appointed, shall preside over meetings of the Board and shall otherwise have no greater authority than any other Representative. In the absence of the Chairman, the Lead Representative shall preside at all meetings of the Board. The Lead Representative, if appointed, shall have duties customarily performed by a "lead director" or "presiding director" and shall otherwise have no greater authority than any other Representative.

      (d) Voting. Each Representative, including the Chairman and the Lead Representative, shall have a single vote. Except as otherwise required by Law, the affirmative vote of a majority of the Representatives in attendance at any meeting at which a quorum is present in accordance with Section 3.3(c) shall be required to authorize any action. Any vote, consent or other action of the Board may be undertaken with the unanimous written consent (in lieu of meeting) of the Representatives, in each case who have been appointed and who are then in office.

      (e) Proxies. Any Representative may vote at a meeting of the Board or any committee thereof either in person or by proxy executed in writing by such Representative. A telegram, telex, cablegram or similar transmission by the Representative, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Representative shall (if stated thereon) be treated as a proxy executed in writing for purposes of this Section 3.2(e). Proxies for use at any meeting of the Board or any committee thereof or in connection with the taking of any action by written consent shall be filed with the Board, before or at the time of the meeting or execution of the written consent, as the case may be. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest.

      Section 3.3. Meetings of the Board.

      (a) Meetings. The Board shall meet at least quarterly, at such time and at such place as the Board may designate. Special meetings of the Board shall be held at the request of the Chairman or the Lead Representative upon at least seven days (if the meeting is to be held in person) or five days (if the meeting is to be held telephonically) written notice to all of the Representatives, or upon such shorter notice as may be approved by all of the Representatives; provided that if the nature of the action to be taken is such that time is of the essence with respect to such action, such meeting may be held without such five days' notice if at least one business day's written notice has been given and (A) a good faith effort has been made to notify and consult with each of the Representatives entitled to vote on such action and (B) a quorum exists for the taking of such action. Any Representative may waive the requirement of such notice as to itself, before, at or after the meeting. Any notice given pursuant to this Section 3.3(a) via electronic transmission (including e-mail if receipt of email is confirmed by recipient via email or otherwise) shall be deemed to have been given in writing.

      (b) Conduct of Meetings. Any meeting of the Board may be held in person, telephonically or through other communications equipment by means of which all participating members of the Board can simultaneously hear each other during the meeting.

      (c) Quorum. A majority of the Representatives who have been appointed pursuant to the provisions of this Agreement and who are then in office shall be necessary to constitute a quorum of the Board for purposes of conducting business.

      Section 3.4. Payments to Representatives; Reimbursements. All Representatives will be entitled to reimbursement of their reasonable out-of-pocket expenses incurred in connection with their attendance at Board meetings and such reasonable and customary fees as may be authorized by the Board.

      Section 3.5. Board Committees. The Board may organize an Audit Committee, a Compensation Committee and such other committees of the Board as it deems reasonably necessary to effectively govern the Company. Except as may be required by applicable Law or any exchange or over the counter market on which the securities of the Company are listed or quoted, Blackstone shall have majority representation on all committees of the Board. For so long as MSCP IV shall have the right to designate a Representative pursuant to
Section 3.2, MSCP IV shall be entitled to designate one non-voting observer to attend any and all meetings of any and all committees of the Board. Such non-voting observer shall be entitled to receive all notices of such meetings and all information received by the voting members of such committees as if such non-voting observer were a voting member of such committees. MSCP IV may remove and replace its non-voting observer designee at any time and for any reason.

      Section 3.6. Member Action.

      (a) Except as otherwise provided herein or in the Act, only the holders of Class A Units will be entitled to vote on any matters requiring a vote, consent or other action of the Members. Any action shall be authorized if the affirmative vote of the holders of a majority of the Class A Units present at a meeting at which a quorum is present shall be obtained. Any action which may be taken by the Members under this Agreement shall be authorized if consents in writing setting forth the action so taken are signed by Members who hold a majority of the Class A Units then outstanding. All Members who do not participate in taking the action by written consent shall be given written notice thereof by the Secretary of the Company after such action has been taken. The presence in person or by proxy of the holders of a majority of the outstanding Class A Units shall be necessary to constitute a quorum for action by the Members. Whenever the giving of any notice to Members is required by Law or this Agreement, a waiver thereof, in writing and delivered to the Company signed by the Person or Persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a Member at a meeting or execution of a written consent to any action shall constitute a waiver of notice of such meeting or action.

      (b) Any Designated Action which requires the approval of either Investor Group shall be effective if approved by the Investor Members of such Investor Group holding a majority of the Securities held by all Investor Members of such Investor Group.

      Section 3.7. Officers. (a) Designation and Appointment. The Board may, from time to time, employ and retain Persons as may be necessary or appropriate for the conduct of the Company's business (subject to the supervision and control of the Board), including employees, agents and other Persons (any of whom may be a Member or Representative) who may be designated as Officers of the Company, with titles including but not limited to "chief executive officer," "president," "vice chairman," vice president," "treasurer," "secretary," "general counsel," "director," "chief financial officer" and "chief operating officer" as and to the extent authorized by the Board. Any number of offices may be held by the same Person. In the Board's discretion, the Board may choose not to fill any office for any period as it may deem advisable. Officers need not be residents of the State of Delaware or Members. Any Officers so designated shall have such authority and perform such duties as the Board may, from time to time, delegate to them. The Board may assign titles to particular Officers. Each Officer shall hold office until his successor shall be duly designated and shall have qualified as an Officer or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. The salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Board.

      (b) Resignation and Removal. Any Officer may resign as such at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Board. The acceptance by the Board of a resignation of any Officer shall not be necessary to make such resignation effective, unless otherwise specified in such resignation. Any Officer may be removed as such, either with or without cause, at any time by the Board. Designation of any Person as an Officer by the Board shall not in and of itself vest in such Person any contractual or employment rights with respect to the Company.

      (c) Duties of Officers Generally. The Officers, in the performance of their duties as such, shall (i) owe to the Company and the Members duties of loyalty and due care of the type owed by the officers of a corporation to such corporation and its stockholders under the laws of the State of Delaware, (ii) keep the Board reasonably apprised of material developments in the business of the Company, and (iii) present to the Board, at least annually, a review of the Company's performance, an operating budget for the Company, and a capital budget for the Company.

      (d) Chief Executive Officer. Subject to the powers of the Board, the chief executive officer of the Company shall be in general and active charge of the entire business and affairs of the Company, and shall be its chief policy making Officer.

      (e) Vice Chairman. The Vice Chairman, or if there be more than one, then each of them, shall, subject to the powers of the Board and the chief executive officer of the Company, participate in the supervision of the business and affairs of the Company, and shall have such other powers and perform such other duties as may be prescribed by the chief executive officer or by the Board. A Vice Chairman need not be a member of the Board.

      (f) President. The president of the Company shall, subject to the powers of the Board and the chief executive officer of the Company, have general and active management of the business of the Company, and shall see that all orders and resolutions of the Board are effectuated. The president of the Company shall have such other powers and perform such other duties as may be prescribed by the chief executive officer of the Company or by the Board.

      (g) Chief Financial Officer. The chief financial officer of the Company shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Company, including accounts of the Company's assets, liabilities, receipts, disbursements, gains, losses, capital and Units. The chief financial officer of the Company shall have custody of the funds and securities of the Company, keep full and accurate accounts of receipts and disbursements in books belonging to the Company, and deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by such officer. The chief financial officer of the Company shall have such other powers and perform such other duties as may from time to time be prescribed by the chief executive officer of the Company or by the Board.

      (h) Vice President(s). The vice president(s) of the Company shall perform such duties and have such other powers as the chief executive officer of the Company or the Board may from time to time prescribe. A vice president may be designated as an Executive Vice President, a Senior Vice President, an Assistant Vice President, or a vice president with a functional title.

      (i) Secretary. The secretary of the Company shall, if requested by the Board, attend meetings of the Board, record all the proceedings of the meetings and perform similar duties for the committees of the Board when required. The secretary of the Company shall keep all documents as may be required under the Act. The secretary shall perform such other duties and have such other authority as may be prescribed elsewhere in this Agreement or from time to time by the chief executive officer of the Company or the Board. The secretary of the Company shall have the general duties, powers and responsibilities of a secretary of a Corporation. If the Board chooses to appoint an assistant secretary or assistant secretaries, the assistant secretaries, in the order of seniority, shall in the Company secretary's absence, disability or inability to act, perform the duties and exercise the powers of the secretary of the Company, and shall perform such other duties as the chief executive officer of the Company or the Board may from time to time prescribe.

      (j) Treasurer. The treasurer of the Company shall receive, keep, and disburse, or cause to be received, kept or disbursed, all moneys belonging to or coming to the Company. The treasurer of the Company shall prepare, or cause to be prepared, detailed reports and records of all expenses, losses, gains, assets, and liabilities of the Company as directed by the chief financial officer of the Company and shall perform such other duties in connection with the administration of the financial affairs of the Company as may from time to time be prescribed by the chief financial officer or the chief executive officer of the Company or by the Board.

      Section 3.8. Fiduciary Duties. Notwithstanding anything to the contrary in this Agreement or at law or in equity including but not limited to the Act, each Member agrees that any fiduciary duty imposed under Delaware law (including the duty of loyalty and the duty of care) on the Investor Members and the Representatives shall be defined, limited and eliminated as provided in this
Section 3.8. (For the avoidance of doubt, this Section 3.8 is not intended to create any duties on the part of any Member who is not an Investor Member but shall also not be deemed to limit any duties which are otherwise imposed on such Member under Delaware law or which are created pursuant to an express agreement with such Member.)

      (a) Certain Potential Conflicts. Each Member acknowledges that:

            (i) each Investor Member and its Affiliates may engage in material business transactions with the Company or its Subsidiaries; and

            (ii) the directors, officers, and/or employees of an Investor Member and its Affiliates may serve as directors, officers and/or employees of the Company or its Subsidiaries.

      (b) Limitation of Liability. To the fullest extent permitted by Law, but subject to Section 8.2, no Investor Member or its respective Affiliates or any director, officer or employee of any Investor Member or its Affiliates who may serve as an officer, director and/or employee of the Company or its Subsidiaries shall be liable to the Company or its Subsidiaries:

            (i) by reason of any business decision or transaction undertaken by such Investor Member or its Affiliates which may be adverse to the interests of the Company or its Subsidiaries;

            (ii) by reason of any activity undertaken by such Investor Member or its Affiliates or by any other Person in which such Investor Member or their respective Affiliates may have an investment or other financial interest which is in competition with the Company or its Subsidiaries; or

            (iii) by reason of any transaction of the Company or its Subsidiaries with such Investor Member or its Affiliates, or any transaction of the Company or its Subsidiaries in which such Investor Member or its Affiliates shall have a financial interest, unless the party seeking to assert such liability shall prove, by clear and convincing evidence, that such transaction was not fair to the Company or its Subsidiaries at the time it was authorized by the Board or a committee thereof.

      Section 3.9. Board of the IPO Entity. For so long as either MSCP IV or the Management Members shall have the right to designate a Representative pursuant to Section 3.2, the Company shall at all times, subject to the immediately following sentence, cause the Board of Directors of each of the IPO Entity, VHS Health Holding Company I, LLC and VHS Health Holding Company II, LLC (collectively, the "Designated Subsidiaries") and each committee thereof to be comprised in its entirety of the same individuals as then comprise the Board. If either MSCP IV or the Management Members shall at any time hold Shares in lieu of Units as a result of a transaction effected pursuant to Section 7.2, then the Company and the Members shall take such steps as are necessary, including entering into a stockholders agreement with each of the Designated Subsidiaries, to cause the Board of Directors of each Designated Subsidiary and each committee thereof to be constituted as if the terms and conditions of Section 3.2 were applicable to such Board of Directors rather than the Board.

      Section 3.10. VCOC. In the event that the Company ceases to qualify as an "operating company" (as defined in the first sentence of 29 C.F.R. Section 2510.3-101(c)), then the Company and each Member will cooperate in good faith to take all reasonable action necessary to provide that the investment (or at least 51% of the investment valued at cost) of each Member that qualifies as a "venture capital operating company" (as defined in 29 C.F.R. Section 2510.3-101(d)) (a "VCOC Member") shall continue to qualify as a "venture capital investment" (as defined in 29 C.F.R. Section 2510.3-101(d)).

      Section 3.11. Proxy.

      (a) Each Management Member hereby agrees, until the occurrence of the Lapse Date, to take all Designated Actions in the manner that the Management Representative, in his sole and absolute discretion, shall direct, at any meeting of Members of the Company, at any and all adjournments thereof, and on any other occasion in respect of which the consent of such Management Member with respect to his, her or its Units may be given or may be requested or solicited by the Company or any other Person, whether at a meeting, pursuant to the execution of a written consent, under this Agreement or otherwise, for all purposes in connection with any

Designated Action, and such Management Member hereby ratifies and confirms all that the Management Representative may do by virtue hereof.

      (b) For purposes of effecting any Designated Action, each Management Member does hereby irrevocably constitute and appoint the Management Representative his, her or its true and lawful attorney, agent and proxy for and in his, her or its name, place and stead, with the exclusive right to take all Designated Actions, in the Management Representative's sole and absolute discretion, at any meeting of the Members of the Company, at any and all adjournments thereof, and on any other occasion in respect of which the consent of such Management Member may be given or may be requested or solicited by the Company or any other Person, whether at a meeting, pursuant to the execution of a written consent, under this Agreement or otherwise, for all purposes in connection with any Designated Action, and such Management Member hereby ratifies and confirms all that the Management Representative may do by virtue hereof. Each Management Member agrees with the Management Representative that, without the prior written consent of the Management Representative, he, she or it will not, so long as this Agreement shall be in effect with respect to any such Management Member, take any Designated Action, appoint any person other than the Management Representative as his, her or its attorney, agent or proxy with respect to such Units, or take any action inconsistent with the appointment of the Management Representative as his, her or its lawful attorney, agent and proxy, or the exercise by the Management Representative of the powers granted to him, hereunder.

      (c) The parties hereto agree that, in taking or giving directions for the taking of any Designated Action or in otherwise acting hereunder, the Management Representative shall have no responsibility in respect of the management of the Company by Representatives for whom he shall have voted or for any action taken by any such Representatives or for any action taken pursuant to any consent given or vote cast by him or other action taken by him, and the Management Representative's powers herein shall be discretionary and any of them may be exercised from time to time when he sees fit and without leave of any court or any other Person and the Management Representative may refrain from exercising any powers or rights from time to time as he sees fit in each case irrespective of any relationship that the Management Representative or any of his Affiliates may have with any of the parties hereto otherwise than pursuant to this Agreement.

      (d) The powers granted pursuant to this Section 3.11, and the proxy granted pursuant hereto, are coupled with an interest and shall be irrevocable prior to the Lapse Date.

      (e) Each Management Member agrees not to Transfer any of his, her or its Units prior to the Lapse Date (other than (i) Transfers of Units pursuant to Section 5.5, 5.6 or 5.7 and (ii) Transfers to the Company) unless the proposed Transferee shall have agreed in writing to be bound as a "Management Member" by the terms of this Section 3.11.

      (f) Charles N. Martin, Jr. accepts his appointment as proxy and agent and agrees to serve in such capacity pursuant to the terms of this Section 3.11.

      Section 3.12. Lack of Authority. No Member in its capacity as such has the authority or power to act for or on behalf of the Company in any manner, to do any act that would be (or could be construed as) binding on the Company or to make any expenditures on behalf of the Company, unless such specific authority has been expressly granted to such Member by the Board, and the Members hereby consent to the exercise by the Board and the Representatives of the powers conferred on them by law and this Agreement.

      Section 3.13. Withdrawal and Resignation of Members.

      (a) No Member shall have the power or right to withdraw or otherwise resign as a Member from the Company prior to the dissolution of the Company pursuant to Article XI except as otherwise expressly permitted by this Agreement or any of the other agreements contemplated hereby. Upon (i) a transfer of all of a Member's Units in a Transfer permitted by this Agreement and (ii) the admission of such Transferee as a Member pursuant to Section 5.1(b), such transferring Member shall cease to be a Member.

      (b) Notwithstanding that a payment on account of a withdrawal may be made after the effective time of such withdrawal, any completely withdrawing Member will not be considered a Member for any purpose after the effective time of such complete withdrawal, and, in the case of a partial withdrawal, such Member's Capital Account (and corresponding voting and other rights) shall be reduced for all other purposes hereunder upon the effective time of such partial withdrawal.

                                   ARTICLE IV

         MANAGEMENT MEMBERS' REPRESENTATIONS, WARRANTIES AND AGREEMENTS

      Section 4.1. Units Unregistered. Each Management Member acknowledges and represents that such Management Member has been advised by the Company that:

      (a) the offer and sale of the Units to such Management Member have not been registered under the Securities Act;

      (b) the Units must be held, and such Management Member must continue to bear the economic risk of the investment in, the Units unless the subsequent offer and sale of such Units by such Management Member are registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available, and the offer and sale of the Units may never be so registered;

      (c) there is no established market for the Units and it is not anticipated that there will be any public market for the Units in the foreseeable future;

      (d) a restrictive legend in the form set forth in Section 5.4 shall be placed on the Unit Certificates; and

      (e) a notation shall be made in the appropriate records of the Company indicating that the Units are subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions may be issued to such transfer agent with respect to the Units.

      Section 4.2. Additional Investment Representations. Each Management Member represents and warrants that:

      (a) the Management Member's financial situation is such that such Management Member can afford to bear the economic risk of holding the Units for an indefinite period of time, has adequate means for providing for the Management Member's current needs and personal contingencies, and can afford to suffer a complete loss of the Management Member's investment in the Units;

      (b) the Management Member's knowledge and experience in financial and business matters are such that the Management Member is capable of evaluating the merits and risks of the investment in the Units;

      (c) the Management Member understands that the Units are a speculative investment which involves a high degree of risk of loss of Management Member's investment therein, there are substantial restrictions on the transferability of the Units and, on the date on which such Management Member acquires such Units and for an indefinite period following such date, there will be no public market for the Units and, accordingly, it may not be possible for the Management Member to liquidate the Management Member's investment, including in case of emergency, if at all;

      (d) the terms of this Agreement provide that if the Management Member ceases to provide services to the Company and its Affiliates, the Company and its Affiliates have the right to repurchase the Units (other than the Class A Units) at a price which may be less than the Fair Market Value thereof;

      (e) the Management Member understands and has taken cognizance of all the risk factors related to the purchase of the Units and, other than as set forth in this Agreement, no representations or warranties have been made to the Management Member or Management Member's representatives concerning the Units, the Company, the Subsidiaries or their respective prospects or other matters;

      (f) the Management Member has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the Company and its Subsidiaries, the acquisition of Vanguard by the Company, this Agreement, the Registration Rights Agreement, the Company's organizational documents and the terms and conditions of the purchase of the Units and to obtain any additional information which the Management Member deems necessary;

      (g) all information which the Management Member has provided to the Company and the Company's representatives concerning the Management Member and the Management Member's financial position is complete and correct as of the date of this Agreement; and

      (h) the Management Member is an "accredited investor" within the meaning of Regulation D of the Securities Act.

                                    ARTICLE V

                                    TRANSFERS

      Section 5.1. Limitations on Transfer.

      (a) Except as otherwise permitted in this Agreement, MSCP and the Management Members shall not Transfer any Units without prior approval by the Board. Except as otherwise permitted in this Agreement (including Section 7.2), MSCP and the Management Members shall not Transfer any Shares prior to the earlier to occur of (i) the fifth anniversary of the Effective Date and (ii) the occurrence of a Change of Control (the earlier of (i) and (ii) the "Lapse Date").

      (b) The restrictions set forth in Section 5.1(a) shall not apply to: (i) in the case of a Transferor that is a natural person, Transfers of Securities to Permitted Transferees of the Transferor, (ii) in the case of a Transferor that is an entity, (A) prior to an IPO, Transfers of Securities to Affiliates of such Transferor or, in the case of MSCP, to Metalmark Subadvisor LLC, any Affiliate of Metalmark Subadvisor LLC or any investment fund managed by Metalmark Subadvisor LLC or any of its Affiliates and (B) from and after the legal dissolution of any MSCP investment fund, Transfers of Securities to Permitted Transferees of MSCP who are investors of such fund in accordance with such fund's organizational documents and contractual obligations, (iii) from and after a Qualified IPO, Transfers of Shares made in compliance with the requirements of Rule 144 of the Securities Act, (iv) Transfers of Shares pursuant to the Registration Rights Agreement, (v) Transfers of Securities pursuant to Sections 5.5, 5.6 or 5.7 and (vi) Transfers of Class A Units or Shares from and after the Lapse Date. In addition, no Transfer permitted pursuant to Section 5.1(a), 5.5 or clauses (i) or (ii) of this Section 5.1(b) shall be effective unless the Transferee (A) agrees to be bound by the terms and conditions of this Agreement as a Member (and, if applicable, as a Management Member or Investor Member), and any related agreements to which the Transferor of such Transferee previously agreed to be bound and (B) executes a counterpart to this Agreement and such other documents or instruments as the Board may determine are necessary or appropriate to effect such Transferee's admission as a Member (and, if applicable, as a Management Member or Investor Member).

      (c) No holder of Securities shall grant any proxy or become party to any voting trust or other agreement that is inconsistent with, conflicts with or violates any provision of this Agreement. Notwithstanding anything to the contrary contained herein, no Member shall Transfer any Units prior to a Qualified IPO if such Transfer would cause (i) the Company to be taxed as a C Corporation, (ii) a termination of the Company for purposes of Section 708 of the Code or (iii) the Company to be treated as a publicly-traded partnership for purposes of Section 7704 of the Code.

      Section 5.2. Void Transfers. Any Transfer or attempted Transfer of any Securities in violation of any provision of this Agreement shall be null and void, and the Company shall not record such Transfer on its books or, to the fullest extent permitted by Law, treat any purported Transferee of such Transferee as the owner thereof for any purpose.

      Section 5.3. Successors and Substitute Members. Upon the bankruptcy, termination, liquidation or dissolution of a Member which is a partnership, trust, corporation, limited liability company or other entity or the bankruptcy, death or incapacity of a Member who is an individual, the estate or successor in interest of such Member shall thereupon succeed only to the rights of such Member to receive allocations and distributions hereunder (but not the other rights hereunder) and may become a substitute Member only upon the approval of the Board.

      Section 5.4. Certificates; Legend.

      (a) Each Security shall be evidenced by a certificate (a "Security Certificate") in substantially the form of Exhibit A attached hereto. Each certificate evidencing Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, or such similar legend as may be specified in any other agreement with the Company:

      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN TRANSFER AND OTHER RESTRICTIONS SET FORTH IN THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT, DATED AS OF SEPTEMBER 23, 2004 AMONG VHS HOLDINGS LLC AND CERTAIN OF ITS MEMBERS, AS IT MAY BE AMENDED FROM TIME TO TIME, AND, AMONG OTHER THINGS, MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH SUCH TRANSFER RESTRICTIONS. COPIES OF SUCH AGREEMENTS ARE ON FILE WITH THE SECRETARY OF VHS HOLDINGS LLC AND ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENTS."

      (b) The Company shall maintain all records for the exchange and registration of Securities Certificates representing Units ("Units Certificates"), including all forms of transfer for Units Certificates, and shall:

               (i) keep at its principal place of business a register (the "Register") in such form as it may determine, in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Units Certificates and of transfers thereof;

               (ii) ensure that all Units Certificates presented for transfer shall be duly endorsed for transfer or be accompanied by a written instrument of transfer; and

               (iii) Ensure that each Units Certificate shall bear an original issue date.

      Notwithstanding anything contained herein to the contrary, the Company shall not be required to ascertain whether any transfer or exchange of Units Certificates complies with the registration provisions or exemptions from the Securities Act, the Exchange Act, applicable state securities laws or the Investment Company Act of 1940, as amended; provided that if a Units Certificate is specifically required to be delivered to the Company by a Transferee of a Units Certificate, the Company shall be under a duty to examine the same to determine whether it conforms to the requirements of this Agreement and shall promptly notify the party delivering the same if such Units Certificate does not so conform.

      (c) Prior to due presentment of a Units Certificate for registration or transfer, the Company, or any agent or manager of the Company, may treat the person in whose name such Units Certificate is registered as the owner of the Units Certificate for the purpose of receiving distributions pursuant to this Agreement and for all other purposes whatsoever, and the Company shall not be affected by notice to the contrary.

      (d) If (i) any mutilated Units Certificate is surrendered to the Company, or (ii) the Company receives evidence to its satisfaction of the destruction, loss or theft of any Units Certificate, together with indemnity or security sufficient to hold it harmless, the Company shall execute, and upon its written request the Company shall authenticate and deliver, in exchange for any such mutilated Units Certificate or in lieu of any such destroyed, lost or stolen Units Certificate, a new Units Certificate of like tenor and principal amount, bearing a number not contemporaneously outstanding. Upon the issuance of any new Units Certificate under this Section 5.4(d), the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses in connection therewith. The provisions of this Section 5.4(d) are exclusive and shall preclude (to the extent permissible under applicable law) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Units Certificates.

      Section 5.5. Company Right of First Refusal.

      (a) Subject to Section 7.2(c), after the fifth anniversary of the Effective Date and until the earlier of a Change of Control or a Qualified IPO (the "ROFR Period"), the Company shall have a right of first refusal with respect to any proposed Transfer of Securities by MSCP and/or Management Members (each a "Transferring Member"), and any Transferring Member must first comply with the provisions of this Section 5.5.

      (b) At any time a Transferring Member proposes to make a bona fide Transfer of Securities during the ROFR Period (other than (i) a Transfer pursuant to clause (i) or (ii) of Section 5.1(b), (ii) pursuant to the Registration Rights Agreement or (iii) pursuant to Section 5.6 or 5.7), and such Transferring Member has received a bona fide arm's length offer (the "Offer") to purchase all or any portion of its Securities (the "Offered Securities") from any Person (the "Offeror") which the Transferring Member wishes to accept, such Transferring Member shall cause the Offer to be reduced to writing and shall notify the Company in writing of its wish to accept the Offer (the "Offering Notice").

      (c) Offering Notice. The Offering Notice shall contain an irrevocable offer to sell the Offered Securities to the Company at a price equal or equivalent (as determined in the manner set forth in Section 5.5(d)(i) below) to the price contained in, and otherwise on the same terms and conditions of, the Offer and shall be accompanied by a copy of the Offer (which shall identify the Offeror).

      (d) Company Option; Exercise.

               (i) For a period of 20 days after the date upon which the Company shall have received the Offering Notice (the "Company Option Period"), the Company shall have the right to elect to purchase all (but not less than all) of the Offered Securities either (A) at the same price and on the same terms and conditions as the Offer or (B) if the Offer includes any consideration other than cash, then at the sole option of the Company, at the equivalent cash price, determined in good faith by the Board and reasonably agreed to by the Transferring Member. If the Company does not elect to purchase all of the Offered Securities pursuant to this Section 5.5(d), then the Transferring Member may sell all of the Offered Securities to the Offeror in accordance with Section 5.5(f).

               (ii) The right of the Company to purchase the Offered Securities under Section 5.5(d)(i) shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the Company Option Period, to the Transferring Member. The failure of the Company to deliver such a notice to the Transferring Member within the Company Option Period to the Transferring Member shall be deemed to be a waiver of the Company's rights under Section 5.5(d)(i).

      (e) Closing. The closing of the purchase of Offered Securities subscribed for by the Company under Section 5.5(d) shall be held at the executive office of the Company at 11:00 a.m., local time, no later than 30 days after the Company's election to purchase the Offered Securities pursuant to Section 5.5(d) is delivered to the Transferring Member or at such other time and place as the parties to the transaction may agree ; provided that if such sale is subject to any prior regulatory approval, then such 30-day period shall be extended until the expiration of ten days after all such approvals shall have been received, but in no event shall such period be extended for more than an additional 60 days without the consent of the Transferring Member. At such closing, the Transferring Member shall deliver certificates representing the Offered Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Offered Securities shall be free and clear of any liens, and the Transferring Member shall so represent and warrant, and shall further represent and warrant that it is the sole beneficial and record owner of such Offered Securities with the full right, power and authority to convey the Offered Securities to the Company. The Company shall deliver at the closing payment in full in immediately available funds for the Offered Securities purchased by it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

      (f) Sale to the Offeror. If the Company does not elect to purchase all of the Offered Securities under Section 5.5(d), or if the Company does so elect but the regulatory approvals necessary to consummate such purchase are not obtained within the time periods referred to in Section 5.5(e), then in either such case the Transferring Member may sell all (but not less than all) of the Offered Securities to the Offeror on terms and conditions no less favorable to the Transferring Member than those set forth in the Offering Notice; provided, however, that such sale is bona fide and made pursuant to a contract entered into not later than 60 days after the earlier to occur of (i) the waiver by the Company of its option to purchase the Offered Securities and (ii) the expiration of the Company Option Period (the "Contract Date"); and provided, further, that such sale shall not be consummated unless and until (A) such Offeror shall represent in writing to the Company that it is aware of the rights and obligations of the Company contained in this Agreement and (B) prior to the purchase by such Offeror of such Offered Securities, such Offeror shall become a party to this Agreement and shall agree to be bound by the terms and conditions hereof to the same extent as the Transferring Member. If such sale is not consummated within 60 days after the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no Transfer of such Offered Securities may be made thereafter by the Transferring Member without again complying with this Section 5.5; provided that if such sale is subject to any prior regulatory approval, then such 30-day period shall be extended until the expiration of ten days after all such approvals shall have been received, but in no event shall such period be extended for more than an additional 120 days without the consent of the Company.

      Section 5.6. Tag-Along Rights.

      (a) Subject to Section 7.2(c), prior to a Qualified IPO, if Blackstone proposes to Transfer, in a single transaction or a series of related transactions, any Securities owned by it to any Person (other than (i) a Transfer to an Affiliate of Blackstone or (ii) a Transfer pursuant to the Registration Rights Agreement) (a "Tag-Along Purchaser"), then, unless Blackstone is entitled to give and does give a Drag-Along Notice pursuant to
Section 5.7(b) hereof and the Drag-Along Sale that is the subject of such Drag-Along Notice is consummated within the applicable time period referred to in Section 5.7(c), Blackstone shall first provide written notice to each of MSCP and the Management Members, which notice (the "Tag-Along Notice") shall include:

(i) the maximum number of Securities proposed to be Transferred (the "Tag-Along Securities"); (ii) the purchase price per security (the "Tag-Along Price") for the Tag-Along Securities; (iii) any other material terms and conditions of such sale, including the proposed transfer date and (iv) the proposed form of agreement. Each of MSCP and the Management Members (and any other Person that holds similar tag along rights) that has been provided with the Tag-Along Notice (each, a "Tag-Along Member") shall have the right to require Blackstone to include in such Transfer to such Tag-Along Purchaser, upon the terms set forth in the Tag-Along Notice, up to the aggregate number of Securities which are held by such Tag-Along Member multiplied by a fraction, the numerator of which is the aggregate number of Securities proposed to be Transferred by Blackstone as reflected in the Tag-Along Notice and the denominator of which is the total number of Securities which are held by Blackstone (the "Tag-Along Fraction"). If the number of Securities elected to be Transferred by the Tag-Along Members together with the number of Securities proposed to be Transferred by Blackstone is greater than the number of Tag-Along Securities specified in the Tag-Along Notice, then the number of Securities being sold by each such seller (including Blackstone) shall be reduced such that the applicable seller shall be entitled to (and obligated to) sell only its pro rata share of Securities (based on the aggregate number of Securities held by such seller to the total number of Securities held by all of such electing sellers).

      (b) The tag-along rights provided by Section 5.6 must be exercised by any Tag-Along Member wishing to sell its Securities within 15 days following the date of delivery of the Tag-Along Notice (the "Election Period"), by delivery of a written notice to the Company indicating such Tag-Along Member's wish to irrevocably exercise its rights and specifying the number of Securities it wishes to sell. The failure of a Tag-Along Member to respond within such 15-day period shall be deemed to be a waiver of such Tag-Along Member's rights under
Section 5.6.

      (c) In connection with any Transfer pursuant to this Section 5.6, each Tag-Along Member shall make to the Tag-Along Purchaser the same representations, warranties, covenants, indemnities and agreements as Blackstone makes in connection with such Transfer (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to Blackstone, each Tag-Along Member shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided that all representations, warranties and indemnities shall be made by Blackstone and such Tag-Along Member severally and not jointly and that the liability of Blackstone and such Tag-Along Member thereunder shall be borne by each of them on a pro rata basis based on the number of Securities which are Transferred. Subject to Section 5.6(d), the Tag-Along Members shall receive the same type and amount of consideration per Security as is paid or delivered to Blackstone in such Transfer. Each Tag-Along Member shall be responsible for its proportionate share of the costs and expenses incurred in connection with such Transfer to the extent not paid or reimbursed by the Company or the Tag-Along Purchaser.

      (d) Notwithstanding the foregoing, the tag-along provisions of this
Section 5.6 shall only apply to Equity Incentive Units which are Vested Units (in each case based on the Fair Market Values of each class of Unit), assuming for purposes of this Section 5.6 that the distribution pursuant to Section 9.2 is deemed to be effected pro forma for the proposed tag-along transaction, and Equity Incentive Units which are not Vested Units shall not be regarded as Securities for purposes of this Section 5.6.

      Section 5.7. Right to Drag-Along.

      (a) Subject to Section 7.2(c), prior to a Qualified IPO, any bona fide Transfer proposed by Blackstone of a majority of the outstanding Securities to any Person (other than to an Affiliate of Blackstone) shall be subject to the provisions of this Section 5.7.

      (b) If Blackstone enters into a definitive agreement for a Transfer which is subject to this Section 5.7 (the "Drag-Along Sale"), then Blackstone may, within 15 days following the execution of such agreement send written notice (the "Drag-Along Notice") to each of MSCP and the Management Members notifying them that they will be required to Transfer the number of Securities held by such Member multiplied by a fraction (the "Drag-Along Fraction") the numerator of which is the aggregate number of Securities proposed to be sold by Blackstone as reflected in the Drag-Along Notice and the denominator of which is the total number of Securities which are held by Blackstone (the "Dragged Securities"). Such Drag-Along Notice shall set forth the name of the proposed transferee, the proposed amount and form of consideration and the other terms and conditions of the offer, including a copy of the definitive agreement relating to the Drag-Along Sale. Upon receipt of a Drag-Along Notice, each of MSCP and the Management Members shall be required to Transfer its Dragged Securities to such proposed transferee at the same price and on the same terms as those governing the Drag-Along Sale, including making the same representations, warranties, covenants, indemnities and agreements that Blackstone agrees to make (except that, in the case of representations and warranties pertaining specifically to Blackstone, each of MSCP and the Management Members shall make the comparable representations and warranties pertaining specifically to itself); provided that all representations, warranties and indemnities shall be made by each Member severally and not jointly and that the liability of each Member thereunder shall be borne by each of them on a pro rata basis based on the number of Securities which are Transferred. Each Member shall be responsible for its proportionate share of the costs and expenses incurred in connection with such Transfer to the extent not paid or reimbursed by the Company or the purchaser.

      (c) If the Drag-Along Sale is not consummated within 180 days of the date of the Drag-Along Notice, then the provisions of this Section 5.7 shall terminate and be of no further force and effect with respect to such Drag-Along Sale, but all other provisions of this Agreement (including Section 5.6) shall continue to apply to the proposed Transfer that was the subject of such Drag-Along Sale; provided that, if such Drag-Along Sale is subject to prior regulatory approval, such 180-day period shall be extended until the expiration of 30 days after all such approvals have been received, but in no event later than 365 days following the date of the Drag-Along Notice.

      (d) Notwithstanding the foregoing, the drag-along provisions of this
Section 5.7 shall apply to all Equity Incentive Units (in each case based on the Fair Market Values of each class of Unit), assuming for purposes of this Section
5.7 that the distribution pursuant to Section 9.2 is deemed to be effected pro forma for the proposed Drag-Along Sale.

                                   ARTICLE VI

               CERTAIN PROVISIONS APPLICABLE TO MANAGEMENT MEMBERS

      Section 6.1. Company Call Option.

      (a) If a Senior Management Member's Services to the Company and its Subsidiaries terminate for any reason (a "Termination Event"), the Company shall have the right but not the obligation to purchase, from time to time after such Termination Event, for a period of 181 days following the later of (x) the termination of such Senior Management Member's Services and (y) with respect to Equity Incentive Units which are Vested Units, the date such Equity Incentive Units become Vested Units (the "Call Option Period"), the Equity Incentive Units held by such Senior Management Member. To exercise such purchase right with respect to a Senior Management Member, the Company shall deliver to such Senior Management Member prior to the expiration of the Call Option Period a written notice specifying the number and class of Units with respect to which the Company has elected to exercise such purchase right, whereupon such Senior Management Member shall be required to sell to the Company, the Equity Incentive Units specified in such notice, at a price per Equity Incentive Unit equal to the applicable purchase price determined pursuant to Section 6.1(c).

      (b) If upon expiration of the Call Option Period, the Company has not purchased all of a terminated Senior Management Member's Equity Incentive Units which are Vested Units, the Company shall on or before the expiration of the Call Option Period provide written notice to all of the other Senior Management Members and all of the Investor Members (collectively, the "Other Members") of
(i) its decision not to purchase some or all of such Equity Incentive Units and
(ii) the number and class of such Equity Incentive Units which the Company did not purchase, and the Other Members shall have the right to purchase all or a portion of such remaining Equity Incentive Units which are Vested Units at a price per Equity Incentive Unit equal to the applicable purchase price determined pursuant to Section 6.1(c). The Other Members' rights to purchase such Equity Incentive Units and such Senior Management Member's corresponding obligation to sell such Equity Incentive Units shall terminate on the 30th day following the expiration of the Call Option Period. Each of the Other Members that elects to exercise such purchase right shall provide written notice to the Company prior to the 30th day following the expiration of the Call Option Period specifying that the number of such Equity Incentive Units it wishes to purchase (and, if the aggregate number of Equity Incentives Units specified in such notices exceeds the number of Equity Incentive Units available, the number of Equity Incentive Units which each Other Member shall be entitled to purchase shall be reallocated in proportion to each such Other Member's Ownership Percentage). Upon receipt of the Other Members' notices, the Company will notify such Senior Management Members of the Other Members' elections and such Senior Management Member will be obligated to sell to the Other Members the number of such Equity Incentive Units determined in accordance with this Section 6.1(b).

      (c) Upon a termination of a Senior Management Member's Services to the Company and its Subsidiaries for any reason, the purchase price for the Equity Incentive Units which are Unvested Units will be the lower of Cost and Fair Market Value determined, in the case of a purchase by the Company pursuant to
Section 6.1(a), as of the date on which the Company exercised its call right pursuant to Section 6.1(a) or, in the case of a purchase by a Member pursuant to Section 6.1(b), as of the 30th day following the expiration of the applicable Call Option Period (such date, the "Call Price Determination Date"). Upon a termination of a Senior Management Member's Services by the Company for Cause, the purchase price for the Equity Incentive Units which are Vested Units will be the lower of Cost and Fair Market Value determined as of the Call Price Determination Date. Upon a termination of a Senior Management Member's Services to the Company for any reason other than a termination by the Company for Cause (including a termination by a Senior Management Member for Good Reason), the purchase price for the Equity Incentive Units which are Vested Units will be Fair Market Value determined as of the Call Price Determination Date.

      (d) The closing of the purchase of the Equity Incentive Units pursuant to
Section 6.1(a) or 6.1(b) shall occur at such time and place as the parties to such purchase shall agree, and in any event within 45 days of the Call Price Determination Date; provided that if such purchase is subject to any prior regulatory approval, then such 45-day period shall be extended until the expiration of ten days after all such approvals shall have been received; provided further that if all such approvals are not obtained within 120 days of the expiration of such 45-day period, then the provisions of this Section 6.1 shall terminate and be of no further force and effect with respect to such Equity Incentive Units. At such closing, the Senior Management Member shall deliver Units Certificates, representing such Equity Incentive Units, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Equity Incentive Units shall be free and clear of any liens, and the Senior Management Member selling such Equity Incentive Units shall so represent and warrant, and shall further warrant that it is the sole beneficial and record owner of such Equity Incentive Units with the full right, power and authority to convey such Equity Incentive Units to the purchaser. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate. The Equity Incentive Units may be purchased
(i) by delivery of funds deposited into an account designated by the Senior Management Member selling such Equity Incentive Units, a bank cashier's check, a certified check or a company check of the purchaser for the purchase price, (ii) if the purchaser is the Company and is prohibited from paying cash by any financing arrangements of the Company and is unable to pay the purchase price in Shares as described in clause (iii) below, by a note of the Company payable in installments over a period of up to five (5) years from the date of issuance of such note, having a principal amount equal to the applicable purchase price, bearing interest at the prime lending rate in effect from time to time (which note shall be a negotiable instrument under applicable Law), or (iii) if a Qualified IPO has occurred, by delivery of a number of Shares equal to the aggregate purchase price of the Equity Incentive Units divided by the Public Share FMV as of the close of trading on the trading day immediately prior to the day of delivery thereof to the Senior Management Member, rounded up to the nearest whole number. The Company shall notify the Senior Management Members in writing of the method by which it has elected to purchase the Equity Incentive Units at least 10 days prior to the closing of such purchase. The parties hereto acknowledge that the Company may be unable to pay with Shares to the extent it is unable to deliver such securities pursuant to an exemption from registration under the Securities Act and any applicable state securities laws or pursuant to a registration statement on Form S-3 or Form S-8.

      (e) Notwithstanding anything to the contrary elsewhere herein, the Company shall not be obligated to purchase any Equity Incentive Units at any time pursuant to this Section 6.1, regardless of whether it has delivered a notice of its election to purchase any such Equity Incentive Units, (i) to the extent that
(A) the purchase of such Equity Incentive Units (together with any other purchases of Equity Incentive Units pursuant to this Section 6.1, or pursuant to similar provisions in any other agreements with other investors, of which the Company has at such time been given or has given notice) or (B) in the event of an election to purchase such Equity Incentive Units with Shares, the issuance of such Shares by the IPO Entity, the purchase of such Shares by the Company or the distribution of such Shares to the applicable Senior Management Member(s) would result (x) in a violation of any Law (including any unavailability of a registration statement or exemption from registration necessary to allow delivery of the Shares to the applicable Senior Management Member(s)), (y) after giving effect thereto (including any dividends or other distributions or loans from a Subsidiary of the Company to the Company in connection therewith), in a Financing Default or (z) in the Company being required to disgorge any profit to the IPO Entity pursuant to Section 16(b) of the Exchange Act, (ii) if immediately prior to such purchase of Equity Incentive Units, issuance or purchase of Shares, as the case may be, there exists a Financing Default which prohibits such issuance or purchase (including any dividends or other distributions or loans from a Subsidiary of the Company to the Company in connection therewith), or (iii) if the Company does not have funds available to effect such purchase of Equity Incentive Units or Shares. The Company shall within 15 days of learning of any such fact so notify the Members in writing that it is not obligated to purchase such Equity Incentive Units, whereupon Sections 6.1(b) and 6.1(c) shall apply to such Equity Incentive Units as if the Company had never delivered a notice electing to purchase such Equity Incentive Units (except that each reference to "the 30th day following the expiration of the Call Option Period" in Section 6.1(b) shall be deemed a reference to "the 30th day following the delivery by the Company of the notice referred to in
Section 6.1(e)" and the definition of "Call Price Determination Date" shall be deemed modified in a corresponding manner).

      (f) Fair Market Value for the Equity Incentive Units to be purchased under this Section 6.1 will be determined by the Board or the compensation committee of the Board in good faith (without any discounts applied in the case of a termination of the Services of the relevant Senior Management Member by the Company without Cause, by the relevant Senior Management Member with Good Reason or as a result of the death or disability of the relevant Senior Management Member, but with a 25% discount applied to reflect minority interest and illiquidity in the event of a termination by the relevant Senior Management Member without Good Reason prior to the fifth anniversary of the Effective
Date). If the relevant Senior Management Member disagrees with the Board's determination of Fair Market Value, he or she may require the Company to retain an Independent Appraiser to determine the Fair Market Value (it being understood that the Independent Appraiser shall be instructed in its determination of Fair Market Value to apply any discount applicable pursuant to the preceding sentence). The determination of Fair Market Value by the Independent Appraiser shall be final and binding upon the Company and such Senior Management Member. The Company will bear the cost of such appraisal unless the Fair Market Value as determined by the Independent Appraiser is less than 110% of the Board's determination of Fair Market Value pursuant to the first sentence of this paragraph, in which case the Senior Management Member will bear the cost of the appraisal. Notwithstanding the foregoing, following a Qualified IPO, Fair Market Value for the Equity Incentive Units for purposes of this Section 6.1 shall in all cases be based on the Public Share FMV.

      Section 6.2. Unvested Units. Any Equity Incentive Units that fail to become Vested Units and are purchased by the Company pursuant to Section 6.1 from any Senior Management Member prior to a Change of Control (and/or, in the case of Class C Units, a Liquidity Event) shall, at any time prior to a Change of Control (or Liquidity Event, in the case of Class C Units) as determined by the CEO, and approved by the Board, be granted to the Senior Management Members who are employees of the Company or any of its Affiliates (at a purchase price equal to Cost) or the closest economic equivalent thereof (e.g., options with exercise price equal to $1,000 per Share in the case of such Class B and Class C Units and options with an exercise price equal to $3,000 per Share, in the case of such Class D Units) shall be granted to key employees of the IPO Entity or any of its Affiliates (other than the Senior Management Members) under the 2004 Stock Incentive Plan of Vanguard, in each case based on consultation with the CEO, but with final allocation determined by the Board.

                                  ARTICLE VII

                  SUBSIDIARY WARRANTS; INITIAL PUBLIC OFFERING

      Section 7.1. Subsidiary Warrants. At the Effective Date, the Company shall cause Vanguard to issue to the Company three (3) classes of warrants, designated as Class B, Class C and Class D (the "Warrants"). Each class of Warrants will be exercisable for a number of Shares equivalent to the proportional percentage of equity in the Company represented by the related Class of Units (assuming full vesting). The Warrants will not have any vesting requirements. The exercise price shall be $1,000 per Share in the case of the Class B and Class C Warrants and $3,000 per Share in the case of the Class D Warrants. The Warrants will have antidilution protection consistent with the 2004 Stock Incentive Plan of Vanguard, including an adjustment for any extraordinary cash dividends paid by Vanguard. At the Company's election, the Warrants may be exercised pursuant to a cashless exercise. The Company shall not agree to any amendment of, or grant any waiver under, the Warrants that in either such case would have an adverse effect on the Units without the prior approval of the Management Representative and the MSCP Representative (or, if there is no MSCP Representative, MSCP IV). The Company shall not Transfer the Warrants without the prior approval of the Management Representative and the MSCP Representative (or, if there is no MSCP Representative, MSCP IV). If the "Exercise Price" of a Warrant (as defined in such Warrant) is reduced to the par value of the Shares pursuant to the terms thereof, then the Company shall, to the extent that any portion of the Equity Incentive Units relating to such Warrant become Vested Units, exercise such Warrant with respect to such portion of the Shares for which such Warrant is exercisable. Notwithstanding anything to the contrary herein, the Company shall make distributions with respect to the Class A-1 Units only with Shares (other than Shares underlying the Warrants) or the proceeds thereof and shall make distributions with respect to the Equity Incentive Units only with Shares underlying the Warrants or the proceeds thereof.

      Section 7.2. Subsidiary IPO; Withdrawal of Shares.

      (a) Upon an IPO of Vanguard (the "IPO Entity"), at the option of the Board all (but not less than all) of the Units may (i) be converted into or redeemed for Shares or other securities of the IPO Entity (including potentially newly granted options at fair market value), provided such conversion or redemption does not result in any economic diminution to the holder of such Units (disregarding the tax treatment of such conversion or redemption) or in such holder receiving Shares or other securities containing vesting terms that are less favorable to such holder relative to the vesting terms of such Units as in effect immediately prior to conversion or redemption or (ii) remain outstanding; provided that the Board shall only take the action described in clause (i) if the Board determines in good faith that the failure to take such action would be materially adverse to the best interests of all equityholders of the Company taken as a whole (it being understood that for purposes of such determination the availability of tax deductions arising from redeeming or converting Units, in whole or in part, for options shall not be taken into consideration by the Board). If the Board shall elect to take the action referred to in clause (i), the Company shall use its reasonable best efforts to structure any such conversion or redemption in a manner designed to minimize, to the extent possible, any adverse tax consequences to the holders of Units arising from such conversion or redemption. If any such conversion or redemption is effected in compliance with this Section 7.2, each Member agrees to consent to and raise no objection to such conversion or redemption and shall execute and deliver all agreements, instruments and documents as may be reasonably required in order to consummate such conversion or redemption.

      (b) Notwithstanding Section 7.2(a), contemporaneously with the consummation of the IPO or upon the occurrence of the Lapse Date or the Company ceasing to hold a majority of the outstanding Shares, each of the holders of the Class A Units shall have the right, on 15 days prior written notice to the Company, to have all of its Class A-1 Units redeemed by the Company for such holder's Ownership Percentage of all of the Shares held by the Company (other than Shares underlying the Warrants, regardless of whether the Warrants have previously been exercised) and any proceeds thereof; provided that, if the Company shall have received such written notices from the holders of a majority of the outstanding Class A Units, the Company shall have the right to make such redemptions in respect of all outstanding Class A Units. If and when an event (including the conclusion of any vesting periods or the acceleration thereof) occurs which causes a final settlement of the Equity Incentive Units and the Equity Incentive Units have failed to fully become Vested Units, each holder of Class A-2 Units shall be entitled, on 15 days prior written notice to the Company, to have such holder's Class A-2 Units redeemed by the Company for Shares underlying the Warrants representing a percentage of the equity of the IPO Entity equivalent to the percentage of equity in the Company represented by such Class A-2 Units, regardless of whether the Warrants have previously been exercised (other than such Shares which are allocable to any Equity Incentive Units which are Vested Units) and any proceeds thereof.

      (c) Notwithstanding anything else to the contrary contained in this Agreement, if an IPO has occurred, any Shares received for Class A Units by any Member pursuant to this Section 7.2 shall not be subject to any Transfer restrictions (other than any applicable underwriters' lock-up), including, without limitation, the restrictions provided for in Article V.

                                  ARTICLE VIII

        CERTAIN PROVISIONS APPLICABLE TO MSCP AND THE MANAGEMENT MEMBERS

      Section 8.1. Pre-Emptive Rights.

      (a) If at any time prior to an IPO, the Company or the IPO Entity issues
(i) any equity or equity-linked securities or (ii) any securities proposed to be purchased by Blackstone ((i) and (ii) collectively, the "Offered Securities"), MSCP and the Management Members (the "Pre-Emptive Rights Holders") shall have a preemptive right to purchase or subscribe for the number or amount of such Offered Securities in the offering as it may elect to purchase or subscribe for, up to such Member's Ownership Percentage (determined as of the time of the approval of such issuance) of the total number or amount of Offered Securities proposed to be issued. The Company shall provide each Pre-Emptive Rights Holder with notice of a proposed issuance subject to this preemptive right at least 10 days prior to such issuance specifying the number of or amount of such Offered Securities and proposed terms of such issuance. If a Pre-Emptive Rights Holder exercises its right, it shall be required to pay the same consideration for each Offered Security as the Company shall receive for each Offered Security purchased by a Person other than a Pre-Emptive Rights Holder and as the Company shall have specified in its notice of the proposed issuance (except that if the Company or its subsidiary, as applicable, receives non-cash consideration, the Pre-Emptive Rights Holder shall have the option, if it so chooses, to pay in cash the Fair Market Value of such non-cash consideration). The preemptive right given by the Company pursuant to this Section 8.1(a) shall terminate as to each Pre-Emptive Rights Holder if such Pre-Emptive Rights Holder shall not have notified the Company in writing of its election to exercise such right within 10 days after receipt of the notice of the proposed issuance; provided that such right shall become available once again if the price or any other material term of the proposed issuance shall change, in which case the parties shall again follow the procedures set forth in this Section 8.1(a).

      (b) The preemptive rights under Section 8.1(a) shall not apply to the following: (i) securities issued to officers, employees or directors (other than representatives of MSCP or Blackstone) of, or consultants to, the Company or its Subsidiaries pursuant to profit sharing, management stock option or other management incentive plans; (ii) securities issued to non-Affiliates pursuant to any merger, consolidation, acquisition of assets or businesses or similar transaction; (iii) securities issued pursuant to a stock split or stock dividend; (iv) securities issued pursuant to the exercise of any option, warrant or convertible security; (v) securities issued pursuant to a public offering;
(vi) securities issued in connection with third-party debt financing; or (vii) securities issued to the Company or any of its Subsidiaries.

      Section 8.2. Affiliate Transactions. Prior to an IPO, without the consent of each of the MSCP Representative (or, if there is no MSCP Representative, MSCP IV) and the Management Representative (which consent shall not be unreasonably withheld), the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, make any payment to, or sell, lease, transfer, or otherwise dispose of any of its properties or assets to or purchase any property or assets from, or enter into or make or amend any transaction or series of transactions, contract, agreement, understanding, loan, advance, or guarantee with, or for the benefit of, any Affiliate of the Company (including Blackstone and any Affiliate thereof) (excluding any issuance or sale of securities) (each of the foregoing, an "Affiliate Transaction") involving aggregate consideration in excess of $1 million, unless
(i) such Affiliate Transaction is on terms that are not materially less favorable to the Company or the relevant Subsidiary than those that could be obtained in a comparable transaction by the Company or such Subsidiary with an unrelated Person and (ii) with respect to any Affiliate Transaction or series of Affiliate Transactions in excess of $20 million, the Company delivers to the MSCP Representative (or, if there is no MSCP Representative, MSCP IV) and the Management Representative not less than 5 business days prior to the consummation of such Affiliate Transaction or series of Affiliate Transactions a resolution adopted in good faith by the majority of the Board and set forth in an officer's certificate approving such Affiliate Transaction and certifying that such Affiliate Transaction complies with clause (i) above.

      Section 8.3. Information Rights. So long as MSCP or the Management Members continue to have the right to appoint at least one Representative pursuant to
Section 3.2, each of the MSCP Representative and the Management Representative shall be entitled to receive, and the Company shall provide to the MSCP Representative and the Management Representative, annual audited financial statements, monthly financial reporting packages, annual budgets and any other material information with respect to the Company and its Subsidiaries reasonably requested by the MSCP Representative or the Management Representative.

                                   ARTICLE IX

                                  DISTRIBUTIONS

      Section 9.1. In General. Any distributions of cash or other assets by the Company to Members shall be made in accordance with this Article IX. Except to the extent otherwise provided herein, any distributions required to be made pro rata to holders of a class of Units shall be made based on their proportionate ownership of the outstanding Units within the class. Available cash shall be distributed, at such times and in such amounts as the Board determines in its discretion. Notwithstanding any other provision hereof, the Company shall cause its Subsidiaries to distribute or otherwise transfer to the Company, to the fullest extent possible within the limits imposed by applicable Law or agreement, the cash or cash equivalents necessary for the Company to make the distributions to be made hereunder.

      Section 9.2. Discretionary Distributions. Subject to Sections 7.1, 7.2, 9.3, 10.2, 10.3 and 11.3, available cash shall be distributed, at such times and in such amounts as the Board determines in its discretion, in the following order and priority:

               (i) First, to the holders of Class A-1 Units to the extent of the Invested Capital with respect to the Class A Units pro rata, in accordance with the number of Class A-1 Units held by such holder relative to the total number of Class A-1 Units;

               (ii) Second, to the holders of Equity Incentive Units (both Vested Units and Unvested Units) to the extent of the Invested Capital with respect to such Equity Incentive Units pro rata, in accordance with the total number of Equity Incentive Units held by such holder relative to the total number of Equity Incentive Units;

               (iii) Third, to the holders of Class A-1 Units and the holders of Class B Units that are Vested Units and Class C Units that are Vested Units until such time as the holders of Class A-1 Units have achieved the Preferential Return Value (for the avoidance of doubt, such Preferential Return Value to have been reduced by the amounts distributed to the holders of Class A Units pursuant to Section 9.2(i)) pro rata, in accordance with the number of Class A-1 Units, Class B Units that are Vested Units and Class C Units that are Vested Units held by such holders relative to the total number of Class A-1 Units, Class B Units that are Vested Units and Class C Units that are Vested Units; and

               (iv) Fourth, to the holders of Class A-1 Units and the holders of Equity Incentive Units that are Vested Units pro rata, in accordance with the number of Class A-1 Units and Equity Incentive Units that are Vested Units held by such holder relative to the total number of Class A-1 Units and Equity Incentive Units that are Vested Units.

      Section 9.3. Tax Distributions. To the extent of available cash, as determined at the Board's discretion, the Company shall distribute to each Member an amount equal to the excess, if any, of (A) the product of the applicable Assumed Tax Rate and the Net Profit of the Company allocable to such Member under Sections 10.2 and 10.3 with respect to the applicable Fiscal Year, over (B) the amount of distributions made to such Member under Section 9.2 with respect to such Fiscal Year. Any distributions under this Section 9.3 shall be treated for purposes of this Agreement as having been distributed with respect to the Units pursuant to Section 9.2.

      Section 9.4. Limitation on Distributions. No distribution shall be declared and paid (a) unless, after the distribution is made, the fair value of the Company's assets is at least equal to all of the Company's liabilities or
(b) if the declaration or payment would cause the Company or any of its Subsidiaries to breach any material agreement.

      Section 9.5. Withholding Authorized. The Company is authorized to withhold from distributions or other payments to a Member under this Agreement or from any compensation otherwise payable to such Member, or with respect to allocations to a Member, and to pay over to a Governmental Authority any amounts required to be withheld pursuant to the Code (or any provisions of any other
Law) or as a result of the consummation of the transactions contemplated under this Agreement or any ancillary agreements. Any amounts so withheld shall be treated as having been distributed to such Member pursuant to Section 9.2 and for all purposes of this Agreement. Each Member on whose behalf such withholdings were made shall be required to promptly pay to the Company, in cash, the amount of any withholding taxes that the Company is required to pay unless such amounts were deducted from distributions or other payments or compensation otherwise payable to such Member. To the fullest extent permitted by law, each Member hereby agrees to indemnify and hold harmless the Company and the other Members from and against any liability (including, without limitation, any liability for taxes, penalties, additions to tax or interest) with respect to income attributable to or distributions or other payments in respect of the Units to such Member.

      Section 9.6. Section 83(b) Election. Within 30 days after purchasing any Units (other than Class A Units), each Management Member shall make an election with the Internal Revenue Service ("IRS") under Section 83(b) of the Code and the regulations promulgated thereunder (an "83(b) Election") in the form of Exhibit A attached hereto. Each Management Member shall submit such 83(b) Election to the IRS within 30 calendar days after purchasing the Units and shall promptly send a copy to the Company.

                                   ARTICLE X

                        ALLOCATIONS AND CAPITAL ACCOUNTS

      Section 10.1. Capital Accounts. A Capital Account shall be established for each Member on the books of the Company and shall be maintained as provided in the definition of Capital Account.

      Section 10.2. Allocations. Net Profit and Net Loss of the Company shall be determined and allocated among the Members with respect to each Fiscal Year of the Company by the Board as of the end of each such year and at such other times as the Board shall determine in a manner such that the Capital Account of each Member, immediately after making such allocation, and after taking into account actual distributions made during such Fiscal Year is, as nearly as possible, equal (proportionately) to (i) the distributions that would be made to such Member pursuant to Section 11.3 if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Gross Asset Value, all Company liabilities, including the Company's share of any liability of any entity treated as a partnership for U.S. federal income tax purposes in which the Company is a partner, were satisfied (limited with respect to each non-recourse liability to the Gross Asset Value of the assets securing such liability) and the net assets of the Company were distributed in accordance with Section 9.2 to the Members immediately after making such allocation, minus (ii) such Member's share of Company Minimum Gain and Member Minimum Gain determined pursuant to Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), computed immediately prior to the hypothetical sale of assets. Subject to the other provisions of this Article X, an allocation to a Member of a share of Net Profit or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Profit or Net Loss.

      Section 10.3. Miscellaneous and Regulatory Tax Allocations.
Notwithstanding anything to the contrary set forth in this Agreement, the following special allocations, if applicable, shall be made in the following order:

      (a) Company Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(f), notwithstanding any other provision of this Article X, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in

Company Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 10.3(a) is intended to comply with the minimum gain chargeback requirements set forth in Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

      (b) Member Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(i)(4), notwithstanding any other provision of this Article X, if there is a net decrease in Member Minimum Gain attributable to a Member Non-recourse Debt during any Fiscal Year, each Member who has a share of the Member Minimum Gain attributable to such Member Non-recourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to the portion of such Member's share of the net decrease in Member Minimum Gain attributable to such Member Non-recourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 10.3(b) is intended to comply with Treasury Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

      (c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in subparagraphs (4),
(5) or (6) of Treasury Regulations Section 1.704-1(b)(2)(ii)(d), such Member shall be allocated items of Company income or gain in an amount and manner sufficient to eliminate such Member's Adjusted Capital Account Deficit as quickly as possible to the extent required by the Treasury Regulations; provided, that an allocation pursuant to this Section 10.3(c) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after tentatively making all other allocations provided in this Article X as if this Section 10.3(c) were not in this Agreement.

      (d) Adjustments Occasioned by Code Section 754 Election. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code
Section 734(b) or Code Section 743(b) is required pursuant to an election under Code Section 754 to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its interest, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their interests in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution was made in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

      (e) Treatment of Regulatory Allocations. The allocations set forth in this
Section 10.3 (the "Regulatory Allocations") are intended to comply with and shall be interpreted consistently with certain requirements of Treasury Regulations Sections 1.704-1 and 1.704-2. Notwithstanding any other provisions of this Article X (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other Net Profits and Net Losses and items of income, gain, loss and deduction among Members so that, to the extent possible, the net amount of such allocations of other Net Profits and Net Losses and other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to such Member if the Regulatory Allocations had not occurred.

      Section 10.4. Loss Limitation. Net Loss allocated pursuant to Section 10.2 shall not exceed the maximum amount of Net Loss that can be allocated without causing any Member to have an Excess Loss. If some but not all Members would be allocated an Excess Loss as a consequence of an allocation of Net Loss pursuant to Section 10.2, the foregoing limitation shall be applied on a Member by Member basis so as to allocate the maximum permissible Net Loss to each Member under Treasury Regulations Section 1.704-1(b)(2)(ii)(d). Prior to any allocation of Net Profit under Section 10.2, after an Excess Loss has been allocated to one or more Members, an equal amount of Net Profit shall be allocated to such Members in proportion to and to the extent of the Excess Losses previously allocated to them.

      Section 10.5. Allocations for Tax Purposes.

      (a) In accordance with Section 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for Federal income tax purposes and its initial Gross Asset Value using any method permitted under
Section 704(c) of the Code and the Treasury Regulations thereunder as determined by the Tax Matters Partner.

      (b) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take into account any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Section 704(c) of the Code and the Treasury Regulations thereunder.

      (c) Subject to the preceding paragraphs (a) and (b), for United States Federal, state and local income tax purposes, the income, gains, losses and deductions of the Company shall, for each taxable period, be allocated among the Members in the same manner and in the same proportion that such items have been allocated among the Members' respective Capital Accounts.

      Section 10.6. Distribution in Kind. If any property is distributed in kind to the Members, it shall first be written up or down to its Fair Market Value as of the date of such distribution, thus creating book gain or loss for the Company, and the Fair Market Value of the property received by each Member as so determined shall be debited against such Member's Capital Account at the time of distribution.

                                   ARTICLE XI

                           DISSOLUTION AND LIQUIDATION

      Section 11.1. Duration. The Company shall dissolve upon (i) the sale or other disposition by the Company of all or substantially all of the assets, properties or businesses the Company then owns, (ii) the dissolution of the Company by action of the Board, or (iii) any other event that would cause the dissolution of a limited liability company under the Act, unless the Company is continued to the extent permitted by, and in accordance with, the Act.

      Section 11.2. Liquidation of Company. Upon dissolution of the Company, the Board shall appoint a Person to serve as the "Liquidator" who shall act at the direction of the Board, unless and until a successor Liquidator is appointed as provided herein. The Liquidator shall agree not to resign at any time without 30 days prior written notice. The Liquidator may be removed at any time, with or without cause, by notice of removal and appointment of a successor Liquidator approved by the Board. Within 30 days following the occurrence of any such removal, a successor Liquidator may be elected by the Board. The successor Liquidator shall succeed to all rights, powers and duties of the former Liquidator. The right to appoint a successor or substitute Liquidator in the manner provided herein shall be recurring and continuing for so long as the functions and services of the Liquidator are authorized to continue under the provisions hereof, and every reference herein to the Liquidator shall be deemed to refer also to any such successor or substitute Liquidator appointed in the manner herein provided. Except as expressly provided in this Article XI, the Liquidator appointed in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the Board under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Company as provided for herein). The Liquidator shall receive as compensation for its services (i) no additional compensation, if the Liquidator is an employee of the Company or any of its Subsidiaries, or (ii) if the Liquidator is not such an employee, a reasonable fee plus out-of-pocket costs and expenses or such other compensation as the Board may otherwise approve.

      Section 11.3. Priority on Liquidation. (a) The Liquidator shall liquidate the assets of the Company, and apply and distribute the proceeds of such liquidation, in the following order of priority, unless otherwise required by mandatory provisions of applicable Law:

            (i) First, to the satisfaction (whether by payment or the making of reasonable provision for payment) of the Company's debts and obligations to its creditors, including sales commissions and other expenses incident to any sale of the assets of the Company and including the establishment of and additions to such reserves as the Liquidator may deem necessary or appropriate; and

            (ii) Second, to the Members in the same manner as set forth in
      Section 9.2.

      (b) The reserves established pursuant to subparagraph (a) of this Section
11.3 shall be paid over by the Liquidator to a bank or other financial institution, to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the Liquidator deems advisable, such reserves shall be distributed to the Members in the priorities set forth in Section 11.3(a)(ii).

      (c) Notwithstanding the provisions of Section 11.3(a) which require the liquidation of the assets of the Company, but subject to the order of priorities set forth in Section 11.3(a), if upon dissolution of the Company the Board determines that an immediate sale of part or all of the Company's assets would be impractical or could cause undue harm to the Members, then the Board may, in its discretion, defer the liquidation of any assets except those necessary to satisfy Company liabilities and reserves, and may, in its discretion, distribute to the Members, in lieu of cash, as tenants in common and in accordance with the provisions of Section 11.3(a)(ii), undivided interests in such Company assets as the Liquidator deems reasonable and equitable and subject to any agreements governing the operating of such properties at such time. For purposes of any such distribution, the Board will determine the Fair Market Value of any property to be distributed. After any such determination, each Member shall have the right to require the Company to retain an Independent Appraiser to determine the Fair Market Value of any property to be distributed under this Section 11.3(c); provided, that if the appraised value is less than 110% of the Board's determination of the property's Fair Market Value, then such Member shall reimburse the Company for all costs and expenses incurred in connection with such independent appraisal.

      (d) A reasonable time will be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to Section 11.3(a) in order to minimize any losses otherwise attendant upon such winding up. Distributions upon liquidation of the Company (or any Member's interest in the Company) and related adjustments will be made by the end of the Fiscal Year of the liquidation (or, if later, within 90 days after the date of such liquidation) or as otherwise permitted by Treasury Regulation Section 1.704-1(b)(2)(ii)(b).

      (e) The Company shall terminate when all of the assets of the Company have been distributed in accordance with this Section 11.3 and the Certificate has been canceled in the manner required by the Act.

      Section 11.4. Wavier of Appraisal, Valuation Rights, Partition and Right to Court Decree of Dissolution. The Members agree that irreparable damage would be done to the Company if any Member brought an action in court to dissolve the Company. Care has been taken in this Agreement to provide what the parties believe are fair and just payments to be made to a Member whose relationship with the Company is terminated for any reason. Accordingly, each of the Members accepts the provisions of this Agreement as such Member's sole entitlement on termination of such Member's membership in the Company. Each Member hereby waives and renounces such Member's right to seek (i) partition of the property of the Company, (ii) a court decree of dissolution or (iii) the appointment by a court of a liquidator for the Company. To the extent permitted by the Act, the rights of the Members or their successors under applicable Law with respect to the inventory of assets, appraisals, accounting, or the sale of assets shall not apply and are hereby expressly waived by all Members. Each Member expressly agrees that the provisions contained in this Agreement shall bind and control such Member's successors.

                                  ARTICLE XII

                                BOOKS AND RECORDS

      Section 12.1. Books. The Company shall maintain complete and accurate books of account of the Company's affairs at the Company's principal office, which books shall be open to inspection by any Member (or its authorized representative) to the extent required by the Act; provided that to the extent permitted by Law, no Management Member shall be entitled to any information with respect to the number or type of Equity Incentive Units beneficially owned by any other Management Member.

      Section 12.2. Tax Reports and Elections. (a) Not later than seventy-five calendar days after the end of each Fiscal Year, the Board shall cause the Company to furnish each Member an Internal Revenue Service Form K-1 and any similar form required for the filing of state or local income tax returns for such Member for such Fiscal Year. Upon the written request of any such Member and at the expense of such Member, the Company will use reasonable efforts to deliver or cause to be delivered any additional information necessary for the preparation of any state, local and foreign income tax return which must be filed by such Member.

      (b) Except as set forth in Section 12.2(d) hereof, the Tax Matters Partner shall determine whether to make or revoke any available election pursuant to the Code. Each Member will, upon request, supply the information necessary to give proper effect to any such election. In connection with any Transfer of Units by a Management Member, such Management Member shall provide to the Company such tax filings as the Company reasonably requests.

      (c) To the extent applicable, the Company hereby designates Blackstone FCH Capital Partners IV L.P. to act as the "Tax Matters Partner" (as defined in
Section 6231(a)(7) of the Code) in accordance with Sections 6221 through 6233 of the Code. The Tax Matters Partner is authorized and required to represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith; provided, that the Tax Matters Partner may be removed and replaced by, and shall act in such capacity at the direction of, the Board. Each Member agrees to cooperate with the Tax Matters Partner and to do or refrain from doing any or all things reasonably requested by the Tax Matters Partner with respect to the conduct of such proceedings. Subject to the foregoing proviso, the Tax Matters Partner will have reasonable discretion to determine whether the Company (either on its own behalf or on behalf of the Member) will contest or continue to contest any tax deficiencies assessed or proposed to be assessed by any taxing authority. Any deficiency for taxes imposed on any Member (including penalties, additions to tax or interest imposed with respect to such taxes) will be paid by such Member, and if paid by the Company, will be recoverable from such Member (including by offset against distributions otherwise payable to such Member).

      (d) The Members intend that the Company shall be treated as a partnership for U.S. federal, state and local income tax purposes. Except as otherwise required by applicable Law, each of the Members and the Company shall take no action inconsistent with, and shall make or cause to be made all applicable elections with respect to (i) the treatment of the Company as a partnership for U.S. federal income tax purposes and (ii) the treatment of the Company as not a publicly traded partnership for U.S. federal income tax purposes.

                                  ARTICLE XIII

                         EXCULPATION AND INDEMNIFICATION

      Section 13.1. Exculpation and Indemnification. (a) No Member, Representative, member of the Board, Officer, or any direct or indirect officer, director, stockholder or partner of a Member (each, an "Indemnitee"), shall be liable, responsible or accountable in damages or otherwise to the Company or to any Member, for any act or failure to act by such Indemnitee in connection with the conduct of the business of the Company, or by any other such Indemnitee in performing or participating in the performance of the obligations of the Company, so long as (i) such Indemnitee acted in the good faith belief that such action or failure to act was in the best interests, or not opposed to the best interests, of the Company and/or its Subsidiaries and (ii) such action or failure to act was not in violation of this Agreement and did not constitute gross negligence or willful misconduct. The provisions of this Section 13.1(a) are intended by the parties to apply even if such provisions have the effect of exculpating the Indemnitee from legal responsibility for the consequences of such Indemnitee's own simple, full, partial or concurrent negligence. Except as otherwise required by the Act, no Person who is a Member, Representative, an Officer, or any combination of the foregoing, shall be personally liable under any judgment of a court, or in any other manner, for any debt, obligation, or liability of the Company, whether that liability or obligation arises in contract, tort, or otherwise, solely by reason of being a Member, Representative, member of the Board, Officer or any combination of the foregoing. The Board may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and no Representative or any of such Representative's Affiliates shall be responsible for any misconduct or negligence on the part of any such agent appointed by the Board in good faith.

      (b) The Company shall indemnify and hold harmless each Indemnitee to the fullest extent permitted by law against losses, damages, liabilities, costs or expenses (including reasonable attorneys' fees and expenses and amounts paid in settlement) incurred by any such Indemnitee in connection with any action, suit or proceeding to which such Indemnitee may be made a party or otherwise involved or with which it shall be threatened by reason of its being a Member, Representative, member of the Board, Officer, or any direct or indirect officer, director, stockholder or partner of a Member, or while acting as (or on behalf of) a Member on behalf of the Company or in the Company's interest; provided that no Indemnitee shall be entitled to indemnification pursuant to this Section 13.1(b) in respect of any action or failure to act of such Indemnitee that was in violation of this Agreement or constituted gross negligence or willful misconduct. Such attorneys' fees and expenses shall be paid by the Company as they are incurred upon receipt, in each case, of an undertaking by or on behalf of the Indemnitee to repay such amounts if it is ultimately determined that such Indemnitee is not entitled to indemnification with respect thereto.

      (c) The right of an Indemnitee to indemnification hereunder shall not be exclusive of any other right or remedy that a Member, Representative, member of the Board or Officer may have pursuant to applicable Law or this Agreement.

      (d) An Indemnitee shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Indemnitee reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Member might properly be paid.

      (e) To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Indemnitee, an Indemnitee acting under this Agreement shall not be liable to the Company or to any other Indemnitee for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Company or any other Indemnitee. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of an Indemnitee otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of such Indemnitee.

      (f) Whenever in this Agreement or any other agreement contemplated herein the Board is permitted or required to take any action or to make a decision in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, the Board shall be required to consider only such interests and factors as it desires, including its own, and shall, to the maximum extent permitted by applicable law, have no duty or obligation to give any consideration to any interests or factors affecting any Member.

      (g) Whenever in this Agreement the Board is permitted or required to take any action or to make a decision in its "good faith" or under another express standard, the Board shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of Law or in equity or otherwise, and, notwithstanding anything contained herein to the contrary, so long as the Board acts in good faith, the resolution, action or terms so made, taken or provided by the Board shall not constitute a breach of this Agreement or any other agreement contemplated herein or impose liability upon the Board, any Representative thereof or any of such Representative's Affiliates.

      (h) To the fullest extent permitted by Law, a Representative shall be deemed the agent of the Member that so appointed such Person as Representative, and such Representative shall not be deemed an agent or sub-agent of the Company or the other Members and shall have no duty (fiduciary or otherwise) to the Company or the other Members. Each Member, by execution of this Agreement, agrees and consents to the actions and decisions of such Representative within the scope of such Representative's authority as provided herein as if such actions or decisions had been taken or made by the Member appointing such Representative.

      (i) The foregoing provisions of this Section 13.1 shall survive any termination of this Agreement.

      Section 13.2. Insurance. The Company shall have the power to purchase and maintain insurance on behalf of any Indemnitee or any Person who is or was an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as an agent, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of Section 13.1 or under applicable Law.

                                  ARTICLE XIV

                COMPETITIVE OPPORTUNITY AND COMPETING ACTIVITIES

      Section 14.1. Competitive Opportunity. If any Representative acquires knowledge of a potential transaction or matter which may be an investment or business opportunity or prospective economic or competitive advantage in which the Company could have an interest or expectancy (a "Competitive Opportunity") or otherwise is then exploiting any Competitive Opportunity, the Company will have no interest in, and no expectation that, such Competitive Opportunity be offered to it, any such interest or expectation being hereby renounced so that each Representative shall (i) have no duty to communicate or present such Competitive Opportunity to the Company and (ii) have the right to hold any such Competitive Opportunity for such Representative's (and its agents', partners' or Affiliates') own account and benefit; or to recommend, assign or otherwise transfer or deal in such Competitive Opportunity to Persons other than the Company or any Affiliate of the Company. For the avoidance of doubt, this
Section 14.1 shall not operate to limit the duties or obligations of any of the Management Members.

      Section 14.2. Competing Activities. Except as otherwise expressly provided in a written agreement between the Company and any Investor Member:

            (i) such Investor Member or its Affiliates may engage or invest in, independently or with others, any business activity of any type or description, including without limitation those that might be the same as or similar to the Company's business, and which from time to time compete, directly or indirectly, with the Company, and, without limiting the foregoing, the Members acknowledge that the Investor Members and their respective Affiliates may in their sole discretion pursue such competing business without disclosure of such competition to the Company;

            (ii) neither the Company, any subsidiary of the Company nor any other Member shall have any right in or to the activities described in
      Section 14.2(i) or to receive or share in any income or proceeds derived therefrom; and

            (iii) to the extent required by applicable Law in order to effectuate the purpose of this provision, the Company shall have no interest or expectancy, and specifically renounces any interest or expectancy, in any such business activities or ventures.

                                   ARTICLE XV

                 CONFIDENTIALITY; INTELLECTUAL PROPERTY RIGHTS.

      Section 15.1. Confidentiality.

      (a) No Member shall at any time (whether during or after the period such Member is a Member of the Company) (i) retain or use for the benefit, purposes or account of the Member or any other Person; or (ii) disclose, divulge, reveal, communicate, share, transfer or provide access to any Person outside the Company and its Subsidiaries (other than its professional advisers who are bound by confidentiality obligations), any non-public, proprietary or confidential information (including trade secrets, know-how, research and development, software, databases, inventions, processes, formulae, technology, designs and other intellectual property, information concerning finances, investments, profits, pricing, costs, products, services, vendors, customers, clients, partners, investors, personnel, compensation, recruiting, training, advertising, sales, marketing, promotions, government and regulatory activities and approval) concerning the past, current or future business, activities and operations of the Company, its Subsidiaries or Affiliates and/or any third party that has disclosed or provided any of same to the Company on a confidential basis, including, without limitation, the terms of this Agreement or the Registration Rights Agreement ("Confidential Information") without the prior authorization of the Company. Notwithstanding the foregoing, nothing in this Agreement shall preclude any Member or its Permitted Transferees from using any Confidential Information in any manner reasonably connected to its investment in the Company or the conduct of its business.

      (b) Confidential Information shall not include any information that is (i) generally known to the industry or the public other than as a result of the Member's breach of this covenant or any breach of other confidentiality obligations by third parties; (ii) made legitimately available to the Member by a third party without breach of any confidentiality obligation; or (iii) required by Law to be disclosed; provided that in connection with sub-clause
(iii), the Member shall give prompt written notice to the Company of such requirement, disclose no more information than is so required, and cooperate with any attempts by the Company to obtain a protective order or similar treatment.

      (c) Except as required by Law or except in connection with any proposed Transfer in accordance with this Agreement, the Member will not disclose to anyone, other than the Member's legal or financial advisors, the existence or contents of this Agreement.

      (d) Upon termination of any Management Member's Services with the Company or its Subsidiaries for any reason, such Management Member shall (i) cease and not thereafter commence use of any Confidential Information or intellectual property (including any patent, invention, copyright, trade secret, trademark, trade name, logo, domain name or other source indicator) owned or used by the Company, its Subsidiaries or Affiliates; (ii) immediately destroy, delete, or return to the Company, at the Company's option, all originals and copies in any form or medium (including memoranda, books, papers, plans, computer files, letters and other data) in such Management Member's possession or control (including any of the foregoing stored or located in such Management Member's office, home, laptop or other computer, whether or not such computer is Company property) that contain Confidential Information or otherwise relate to the business of the Company, its Affiliates and Subsidiaries, except that such Management Member may retain only those portions of any personal notes, notebooks and diaries that do not contain any Confidential Information; and (iii) notify and fully cooperate with the Company regarding the delivery or destruction of any other Confidential Information of which such Management Member is or becomes aware.

      Section 15.2. Intellectual Property. Each Management Member who has participated or will participate in the creation or development of any intellectual property in the course of such individual's Service to the Company or its Subsidiaries hereby (i) disclaims and agrees to disclaim any rights with respect to such intellectual property, (ii) agrees that the Company or a Subsidiary of the Company, as the case may be, is or will be deemed to be the sole original owner/author of all such intellectual property and, (iii) if requested by the Company or a Subsidiary of the Company, will execute an assignment or an agreement to assign solely in favor of the Company or such Subsidiary or such predecessor in interest, as applicable, all right, title and interest in all such intellectual property.

                                   ARTICLE XVI

                                   DEFINITIONS

      Section 16.1. Defined Terms. As used in this Agreement, terms defined in the headings and the recitals shall have their respective assigned meanings, and the following capitalized terms shall have the meanings ascribed to them below:

      "Act" shall mean the Delaware Limited Liability Company Act, Delaware Code, Title 6, Sections 18-101, et seq., as in effect from time to time.

      "Additional Interests" shall have the meaning specified in Section 2.3.

      "Adjusted Capital Account Deficit" means, with respect to each Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

               (i) Credit to such Capital Account any amount which such Member is obligated to restore or is deemed obligated to restore pursuant to Treasury Regulations Section 1.704-2(g)(1) and (without duplication) 1.704-2(i)(5); and

               (ii) Debit to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

      "Affiliate" shall have the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

      "Affiliate Transaction" shall have the meaning specified in Section 8.2.

      "Agreement" shall have the meaning specified in the Preamble.

      "Applicable Percentage" shall mean, with respect to each Senior Management Member, (i) in the case of the Class B Units and Class D Units: (1) 0% until September 22, 2005; (2) 20% beginning on September 23, 2005 and terminating on September 22, 2006; (3) 40% beginning on September 23, 2006 and terminating on September 22, 2007; (4) 60% beginning on September 23, 2007 and terminating on September 22, 2008; (5) 80% beginning on September 23, 2008 and terminating on September 22, 2009; and (6) 100% on and after September 23, 2009 (provided, that, the Applicable Percentage in respect of the Class B Units and Class D Units upon and following a Change of Control shall be 100% on and after the date of such Change of Control); and (ii) in the case of the Class C Units, the Applicable Percentage shall be 100% upon the earlier of a Liquidity Event or September 23, 2012 (and prior thereto shall be 0%). Notwithstanding the foregoing, (x) the Applicable Percentage with respect to any Senior Management Member's Equity Incentive Units shall not change after the date of the Termination Event with respect to such Senior Management Member (except that, with respect to a termination of a Senior Management Member's Services, other than due to termination by the Company for Cause or by the Senior Management Member without Good Reason, the Applicable Percentage of the Class B Units and Class D Units held by such Senior Management Member shall increase by twenty percent to the extent the Applicable Percentage has not increased by twenty percent during the calendar year in which such termination occurs) and (y) in no event shall the Applicable Percentage with respect to any class of Equity Incentive Units be greater than 100%.

      "Assumed Tax Rate" means with respect to any Fiscal Year and net income or capital gain recognized during such Fiscal Year, the highest effective marginal statutory combined U.S. federal, state and local income tax rate applicable during such Fiscal Year to a corporation or natural person residing in New York City.

      "Blackstone" means, collectively, the Members identified in Schedule A as a "Blackstone Member" and their respective Affiliates.

      "Blackstone Representatives" shall have the meaning specified in Section 3.2(a).

      "Board" shall have the meaning specified in Section 2.3.

      "C Corporation" means a corporation subject to taxation under Section 11 of the Code.

      "Call Option Period" shall have the meaning specified in Section 6.1(a).

      "Call Price Determination Date" shall have the meaning specified in
Section 6.1(c).

      "Capital Account" means, for each Member, the Capital Account established for each Member pursuant to Article X as maintained for each Member as follows:

               (i) To each Member's Capital Account there shall be credited (i) such Member's Capital Contributions, if any, when and as received and
           (ii) the Net Profit and other items of Company income and gain allocated to such Member pursuant to Section 10.2 or Section 10.3;

               (ii) To each Member's Capital Account there shall be debited (i) the aggregate amount of cash distributed to such Member, (ii) the Net Loss and other items of Company loss and deduction allocated to such Member pursuant to Section 10.2 or Section 10.3, and (c) the Gross Asset Value of any Company assets (other than cash) distributed to such Member in kind (net of any liabilities secured by such distributed property that the Member is considered to assume or "take subject to" under Section 752 of the Code);

               (iii) Capital Accounts shall be otherwise adjusted in accordance with Treasury Regulations Section 1.704-1(b); and

               (iv) If Units are transferred in accordance with the terms of this Agreement, the Transferee shall succeed to the Capital Account of the Transferor to the extent it relates to the transferred Units.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

      "Capital Contribution" means for each Member the total amount of cash and the Gross Asset Value of property contributed to the Company by such Member pursuant to Section 2.1 or otherwise, net of any liabilities associated with such contributed property that the Company is considered to assume or "take subject to" under Section 752 of the Code, which Capital Contribution shall be reflected on Schedule A hereto as amended from time to time in accordance with the terms of this Agreement.

      "Cause" means, with respect to any Management Member, (i) if such Management Member is party to an employment agreement or severance protection agreement with the Company or any of its Subsidiaries, "Cause" as defined in such agreement (ii) if such Management Member is not party to either an employment agreement or severance protection agreement with the Company or any of its Subsidiaries, (A) the willful failure or refusal by such Management Member to perform his or her duties to the Company or its Affiliates (other than any such failure resulting from such Management Members' incapacity due to physical or mental illness), which has not ceased within ten (10) days after a written demand for substantial performance is delivered to such Management Member by the Company, which demand identifies the manner in which the Company believes that such Management Member has not performed such duties; (B) the willful engaging by such Management Member in misconduct which is materially injurious to the Company or its Affiliates, monetarily or otherwise (including, but not limited to, breach of any confidentiality or non-competition covenants to which such Management Member is bound), (C) the conviction of such Management Member of, or the entering of a plea of nolo contendere by such Management Member with respect to, a felony or
(D) substantial or repeated acts of dishonesty by such Management Member in the performance of the his/her duties to the Company or its Affiliates.

      "CEO" shall have the meaning specified in Section 3.2(a).

      "Certificate" shall have the meaning specified in the Recitals.

      "Chairman" shall have the meaning specified in Section 3.2(c).

      "Change of Control" means the occurrence of any of the following events:

      (i) any Person (together with its Affiliates) (other than (1) the Company or any of its Subsidiaries, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) any corporation or other entity owned, directly or indirectly, by the equityholders of the Company and Vanguard in substantially the same proportions as their ownership of Securities, or (5) any Person that is an equityholder of the Company or its Subsidiaries on the Effective Date), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities;

      (ii)  a merger or consolidation of the Company with any Person, other than
            (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation in which no Person (together with its Affiliates) (other than (1) the Company or any of its Subsidiaries, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) any corporation or other entity owned, directly or indirectly, by the equityholders of the Company and Vanguard in substantially the same proportions as their ownership of Securities, or (5) any Person that is an equityholder of the Company or its Subsidiaries on the Effective Date) acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

      (iii) a complete liquidation of the Company and Vanguard or a sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

      "Class A Unit" shall have the meaning specified in the Recitals.

      "Class B Unit" shall have the meaning specified in the Recitals.

      "Class C Unit" shall have the meaning specified in the Recitals.

      "Class D Unit" shall have the meaning specified in the Recitals.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Company" shall have the meaning specified in the Preamble.

      "Company Minimum Gain" has the same meaning as "partnership minimum gain" in Treasury Regulations Section 1.704-2(b)(2) and 1.704-2(d). A Member's share of Company Minimum Gain shall be computed in accordance with the provisions of Treasury Regulations Section 1.704-2(g).

      "Company Option Period" shall have the meaning specified in Section
5.5(d).

      "Competitive Opportunity" shall have the meaning specified in Section
14.1.

      "Confidential Information" shall have the meaning specified in Section 15.1(a).

      "Contract Date" shall have the meaning specified in Section 5.5(f).

      "Control" (including its correlative meanings, "Controlled by" and "under common Control with") means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

      "Cost" means, with respect to a Member's Unit, the price per Unit paid by such Member (as proportionately adjusted for all subsequent distributions in respect of Units and other recapitalizations).

      "Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero and the Gross Asset Value of the asset is positive, Depreciation shall be determined with reference to such beginning Gross Asset Value using any permitted method selected by the Board.

      "Designated Action" means (i) the voting of any Units and any action to be taken with respect to a matter properly brought before the Members of the Company, including without limitation the election of members of the Board, (ii) any action to be taken by any Member in its capacity as such under this Agreement, including without limitation any amendment, consent or waiver relating to this Agreement and (iii) all actions taken in connection with any of the actions referred to in clauses (i) and (ii) above.

      "Designated Subsidiaries" shall have the meaning specified in Section 3.9.

      "Drag-Along Fraction" shall have the meaning specified in Section 5.7(b).

      "Drag-Along Notice" shall have the meaning specified in Section 5.7(b).

      "Drag-Along Sale" shall have the meaning specified in Section 5.7(b).

      "Dragged Securities" shall have the meaning specified in Section 5.7(b).

      "Effective Date" shall have the meaning specified in the Recitals.

      "83(b) Election" shall have the meaning specified in Section 9.6.

      "Election Period" shall have the meaning specified in Section 5.6(b).

      "Equity Incentive Units" shall have the meaning specified in the Recitals.

      "Excess Loss" means any Net Loss the allocation of which to a Member would cause such Member to have an Adjusted Capital Account Deficit (or increase the amount of such deficit) at the end of any Fiscal Year.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" means, as of any date and subject to Section 6.1(e), the fair market value on such date as determined by the Board in good faith using its reasonable business judgment.

      "Family Group," with respect to any natural person, means (i) the spouse, issue, parents, grandparents, grandchildren, aunts, uncles, nieces and nephews (in each case, whether natural or adopted) of such natural person and (ii) any trust established solely for the exclusive benefit of such natural person or any of the Persons referred to in the foregoing clause (i).

      "Fiscal Year" means (i) the taxable year of the Company, which shall be the calendar year unless otherwise required (or, in the Board's reasonable discretion, permitted) by Section 706(b) of the Code, and (ii) for purposes of
Article X, the portion of any Fiscal Year for which the Company is required to (or does) allocate gross income, Net Profit, Net Loss, or other items pursuant to Article X.

      "Financing Default" means an event which would constitute (or with notice or lapse of time or both would constitute) an event of default under any of the following as they may be amended from time to time: (i) the Credit Agreement dated as of September 23, 2004, among Vanguard Health Holding Company II, LLC, Vanguard Holding Company II, Inc., Vanguard Health Holding Company I, LLC, Bank of America, N.A., as Administrative Agent, Citicorp North America, Inc., as Syndication Agent, General Electric Capital Corporation, LaSalle Bank, National Association and Wachovia Bank, National Association, as Co-Documentation Agents, Banc of America Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers and Book Runners, and the lending institutions identified in the Credit Agreement and the Administrative Agent and any extensions, renewals, refinancings or refundings thereof in whole or in part; (ii) any other agreement or instrument under which an amount of indebtedness of the Company or any of its subsidiaries in excess of $10,000,000 is outstanding as of the time of the aforementioned event and any extensions, renewals, refinancings or refundings thereof in whole or in part; (iii) any provisions of the operating agreement of the Company or the Company's or any of its material subsidiaries' organizational documents designating the terms of any membership units or capital stock or setting forth restrictive financial covenants; (iv) any amendment of, supplement to or other modification of any of the agreements or instruments referred to in clauses (i) through (iii) above; and (v) any of the securities issued pursuant to or whose terms are governed by the terms of any of the agreements or instruments set forth in clauses (i) through (iv) above, and any extensions, renewals, refinancings or refundings thereof in whole or in part.

      "Good Reason" means, with respect to any Management Member, (i) if such Management Member is party to an employment agreement or a severance protection agreement with the Company or any of its Subsidiaries, after the occurrence of a Change of Control, "Good Reason" as defined in such agreement or (ii) in all other cases (including in all cases prior to the occurrence of a Change of Control), (A) the failure of the Company to pay or cause to be paid to such Management Member any base salary or incentive compensation when due under the terms of any applicable employment agreement or incentive arrangement, (B) any adverse change in such Management Member's title or position such that they are materially diminished from such Management Member's existing title or position or (C) any substantial and sustained diminution in such Management Member's authority or responsibilities such that they are materially inconsistent with such Management Member's title or position; provided that any of the events described in clauses (A), (B) or (C) shall constitute "Good Reason" only if the Company fails to cure such event within 30 days after receipt from such Management Member of written notice of the event which constitutes Good Reason; provided further that "Good Reason" shall cease to exist for an event on the 60th day following the later of its occurrence or such Management Member's knowledge thereof, unless such Management Member has given the Company written notice thereof prior to such date.

      "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Gross Asset Value" means, with respect to any Company asset, the adjusted basis of such asset for Federal income tax purposes, except as follows:

               (v) The initial Gross Asset Value of any Company asset contributed by a Member to the Company shall be the gross Fair Market Value of such Company asset as of the date of such contribution;

               (vi) The Gross Asset Value of each Company asset shall be adjusted to equal its respective gross Fair Market Value, as of the following times: (i) the acquisition of an additional Unit in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution unless the Board reasonably determines that such adjustment is not necessary to reflect the relative economic interests of the Members in the Company; (ii) the distribution by the Company to a Member of more than a de minimis amount of Company assets (other than cash) as consideration for all or part of its Units unless the Board reasonably determines that such adjustment is not necessary to reflect the relative economic interests of the Members of the Company; (iii) the liquidation of the Company within the meaning of Treasury Regulations Section Section 1.704-1(b)(2)(ii)(g); and (iv) such other dates as may be specified in Treasury Regulations under Section 704(c) of the Code;

               (vii) The Gross Asset Value of a Company asset distributed to any Member shall be the Fair Market Value of such Company asset as of the date of distribution thereof;

               (viii) The Gross Asset Value of each Company asset shall be increased or decreased, as the case may be, to reflect any adjustments to the adjusted basis of such Company asset pursuant to
           Section 734(b) or Section 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Account balances pursuant to Treasury
           Regulations Section 1.704-1(b)(2)(iv)(m); provided, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) above is made in conjunction with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv); and

               (ix) If the Gross Asset Value of a Company asset has been determined or adjusted pursuant to subparagraphs (i), (ii) or (iii) above, such Gross Asset Value shall thereafter be adjusted to reflect the Depreciation taken into account with respect to such Company asset for purposes of computing Net Profits and Net Losses.

      "Indemnitee" shall have the meaning specified in Section 13.1.

      "Independent Appraiser" shall mean a nationally recognized firm of independent public accountants or other valuation experts that shall be selected by the Company and subject to the consent of the Person requesting the retention of such firm, which consent shall not be unreasonably withheld.

      "Independent Representatives" shall have the meaning specified in Section 3.2.

      "Invested Capital" means, at any time with respect to any Units, the aggregate amount of Capital Contributions made in respect of such Units.

      "Investor Group" means any of Blackstone or MSCP.

      "Investor Members" means those Members who are members of an Investor
Group.

      "IPO" means an initial firm commitment underwritten public offering of Shares pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or other limited purpose form.

      "IPO Entity" shall have the meaning specified in Section 7.2.

      "Lapse Date" shall have the meaning specified in Section 5.1(a)

      "Law" means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

      "Liquidity Event" means the completion of (i) a Transfer by Blackstone of Securities to a Person other than a Permitted Transferee of Blackstone for consideration consisting of cash or Liquid Securities, (ii) a recapitalization of, or payment of a dividend or distribution by, the Company or its Subsidiaries, (iii) a complete liquidation, dissolution or winding up of the Company and Vanguard, or (iv) a distribution-in-kind by Blackstone of Securities to its partners, members or shareholders in accordance with the terms of the applicable Blackstone partnership agreement or other organizational document, which, after giving effect to such transaction together with all other previously completed transactions of a type described in clause (i), (ii), (iii) or (iv), results in the receipt by Blackstone of consideration having a fair market value (measured at the time of receipt) in excess of $2,500 per Security in respect of at least 25% of the Securities held by Blackstone immediately following the Effective Date (for the avoidance of doubt, if any transaction affects more than 25% of such Securities, the consideration will be applied pro rata to all such affected Securities); provided that with respect to any distribution-in-kind under clause (iv), for purposes of this definition Blackstone shall be deemed to have received consideration with respect to such distribution-in-kind in an amount equal to the fair market value (measured as of the time of such distribution-in-kind) of the Securities so distributed.

      "Liquid Securities" means common stock of any corporation that (i) has been registered under the Securities Act, (ii) is capable of being immediately sold (without the exercise of any registration rights) by the recipient thereof on a national securities exchange or quotation system in accordance with applicable Law immediately upon consummation of the transaction in which such recipient received such common stock and (iii) represents less than 10% of the total outstanding common stock of such corporation (other than common stock held by Affiliates of such corporation).

      "Management Representative" means Charles N. Martin, Jr., or if Mr. Martin is no longer CEO, the Representative of the Management Members on the Board, if any, designated pursuant to Section 3.2(b)(ii).

      "Management Members" means those Members identified as Management Members on Schedule A (including the Other Rollover Members) and their respective Permitted Transferees who have become Members.

      "Member" means each Person that (a) is an initial signatory to this Agreement, or has been admitted to the Company as a Member of the Company in accordance with the provisions of this Agreement, and (b) has not ceased to be a Member of the Company in accordance with the provisions of this Agreement or for any other reason. No Person that is not a Member shall be deemed a "member" under the Act.

      "Member Minimum Gain" means an amount, with respect to each Member Non-recourse Debt, equal to the Company Minimum Gain that would result if such Member Non-recourse Debt were treated as a Non-recourse Liability, determined in accordance with Treasury Regulations Section 1.704-2(i)(3).

      "Member Non-recourse Debt" has the same meaning as the term "partner nonrecourse debt" in Treasury Regulations Section 1.704-2(b)(4).

      "Membership Interests" means a Member's entire equity interests in the Company, including such Member's economic interest, the right to vote on or participate in the Company's management, and the right to receive information concerning the business and affairs of the Company, in each case, to the extent expressly provided in this Agreement or required by the Act.

      "Merger Agreement" shall have the meaning specified in the Recitals.

      "MSCP" means, collectively, the Members identified in Schedule A as a "MSCP Member" and their respective Affiliates.

      "MSCP IV" shall have the meaning specified in Section 3.2.

      "MSCP Representative" shall have the meaning specified in Section 3.2.

      "Net Profit and Net Loss" means, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (including for this purpose, all items of income, gain, loss or deduction required to be separately stated pursuant to Code Section 703(a)(1)), with the following adjustments:

               (x) Any income of the Company that is exempt from Federal income tax and not otherwise taken into account in computing Net Profit or Net Loss pursuant to this definition shall be added to such taxable income or loss;

               (xi) Any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(B) of the Code expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i) (other than expenses in respect of which an election is properly made under Section 709 of the Code), and not otherwise taken into account in computing Net Profit or Net Loss pursuant to this definition shall be subtracted from such taxable income or loss;

               (xii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii), (iii), or (iv) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain (if the adjustment increases the Gross Asset Value of an asset) or loss (if the adjustment decreases the Gross Asset Value of an asset) from the disposition of such Company asset for purposes of computing Net Profit or Net Loss;

               (xiii) Gain or loss resulting from any disposition of any Company asset with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the Company asset disposed of, notwithstanding that the adjusted tax basis of such Company asset may differ from its Gross Asset Value;

               (xiv) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation;

               (xv) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Net Profit or Net Loss; and

               (xvi) Any items of income, gain, loss or deduction specially allocated under Section 10.3, except Section 10.3(e), shall be excluded.

      "Non-recourse Liability" shall have the meaning set forth in Treasury Regulations Section 1.752-1(a)(2).

      "Offer" shall have the meaning specified in Section 5.5(b).

      "Offered Securities" shall have the meaning specified in Section 8.1(a).

      "Offered Securities" shall have the meaning specified in Section 5.5(b).

      "Offering Notice" shall have the meaning specified in Section 5.5(b).

      "Offeror" shall have the meaning specified in Section 5.5(b).

      "Officer" means each Person who has been designated as, and who has not ceased to be, an officer of the Company pursuant to Section 3.7 hereof, subject to the resolution of the Board appointing such Person as an officer of the Company.

      "Original Operating Agreement" shall have the meaning specified in the Recitals.

      "Other Blackstone Investors" shall have the meaning specified in the Recitals.

      "Other Rollover Members" means the Members (other than the Investor Members) who are not employees of Vanguard on the date of this Agreement and have purchased Class A Units by either contributing equity of Vanguard or the cash proceeds from the Merger.

      "Ownership Percentage" means, with respect to any Member, the percentage obtained by multiplying 100 by an amount equal to (i) the number of Class A Units and Shares owned by such Member (together with its Affiliates) divided by
(ii) the number of outstanding Class A Units and Shares (other than Class A Units or Shares owned by the Company or any of its subsidiaries).

      "Permitted Transferee" means (a) in the case of a natural person, any individual who received a Member's Unit pursuant to applicable Laws of descent and distribution or any member of such Member's Family Group, (b) in the case of an entity, (i) any of its Affiliates, (ii) if such entity is a member of an Investor Group, any other member of such Investor Group, (iii) any general or limited partner of such entity or any other member of such entity's Investor Group (if any), (iv) any managing director, general partner, director, limited partner, officer or employee of such entity or any other member of such entity's Investor Group (if any), or any member of a Family Group of any of the foregoing Persons described in this clause (iv) or (v) any trust the beneficiaries of which, or any corporation, limited liability company or partnership the stockholders, members or general or limited partners of which, include only such entity, Persons described in the foregoing clauses (i)-(iv) or members of a Family Group of any such Person and (c) in the case of MSCP, (i) any Person having a relationship to MSCP or Metalmark Subadvisor LLC of a type described in the foregoing clause (b), (ii) any investment fund managed by Metalmark Subadvisor LLC or any of its Affiliates or (iii) any sub-advisor to MSCP.

      "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

      "Pre-Emptive Rights Holders" shall have the meaning specified in Section 8.1(a).

      "Preferential Return Value" means, as of any time the aggregate dollar amount that would be necessary to be distributed to the holders of Class A-1 Units so that the value of all distributions made by the Company with respect to the Class A-1 Units as of such time equals three (3) times the Invested Capital with respect to the Class A Units.

      "Public Share FMV", per Share, means the arithmetic mean of the high and low prices per share as reported on such date on the composite tape of the principal national securities exchange on which such shares are listed or admitted to trading, or, if no composite tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such shares are listed or admitted to trading, or, if the shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the "NASDAQ"), or, if no sale of shares shall have been reported on such composite tape or such national securities exchange on such date or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the shares have been so reported or quoted shall be used to calculate the Public Share FMV.

      "Qualified IPO" shall mean an IPO that results in gross proceeds of at least $50 million.

      "Register" shall have the meaning set forth in Section 5.4(b).

      "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of the date hereof, by and among Vanguard, the Members and the Other Blackstone Investors, as it may be amended, supplemented or restated from time to time.

      "Regulatory Allocations" shall have the meaning specified in Section 10.3(e).

      "Representatives" shall have the meaning specified in Section 3.2(a).

      "ROFR Period" shall have the meaning specified in Section 5.5(a).

      "Securities" means, collectively, the Units and the Shares.

      "Security Certificate" shall have the meaning set forth in Section 5.4(a).

      "Securities Act" means the Securities Act of 1933, as amended.

      "Senior Management Member" means each of the following Management Members:
Charles N. Martin, William L. Hough, Joseph D. Moore; Ronald P. Soltman; Keith Pitts; Reginald M. Ballantyne III; Bruce F. Chafin; Alan N. Cranford; Robert E. Galloway; James Johnston; Robert M. Martin; Phillip W. Roe; James H. Spalding; Alan G. Thomas; Kent H. Wallace; Thomas M. Ways; and Beverly Weber.

      "Services" means a Management Member's employment if the Management Member is an employee of the Company or any of its Affiliates.

      "Shares" means shares of common stock of the IPO Entity.

      "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, Representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or Control the managing director or general partner of such limited liability company, partnership, association or other business entity.

      "Tag-Along Fraction" shall have the meaning specified in Section 5.6(a).

      "Tag-Along Member" shall have the meaning specified in Section 5.6(a).

      "Tag-Along Notice" shall have the meaning specified in Section 5.6(a).

      "Tag-Along Price" shall have the meaning specified in Section 5.6(a).

      "Tag-Along Purchaser" shall have the meaning specified in Section 5.6(a).

      "Tag-Along Securities" shall have the meaning specified in Section 5.6(a).

      "Tax Matters Partner" shall have the meaning specified in Section 12.2(c).

      "Termination Event" shall have the meaning specified in Section 6.1(a).

      "Transfer" (including its correlative meanings, "Transferor" and "Transferee") shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, "Transfer" shall have such correlative meaning as the context may require.

      "Transferring Member" shall have the meaning specified in Section 5.5(a).

      "Treasury Regulations" means the final or temporary regulations that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code, and any successor regulations.

      "Unit" shall have the meaning specified in the Recitals. Units may be issued in different classes and in whole and fractional numbers. Except to the extent otherwise provided herein, each Unit of a class represents the same fractional interest in gross income, Net Profit, Net Loss and distributions as each other Unit in such class.

      "Unit Certificates" shall have the meaning set forth in Section 5.4(b).

      "Unvested Units" shall mean, as of the date of any determination, with respect to the Equity Incentive Units held by a Senior Management Member, any such Equity Incentive Units that are not Vested Units.

      "Vanguard" shall have the meaning specified in the Recitals.

      "Vested Units" shall mean (1) as of the date of any determination, with respect to each class of Equity Incentive Units held by a Senior Management Member, the number of Equity Incentive Units of such class held by such Senior Management Member times the Applicable Percentage of such Senior Management Member with respect to such class and (2) all Class A Units.

      "VCOC Member" shall have the meaning specified in Section 3.10.

      "Warrants" shall have the meaning specified in Section 7.1.

      Section 16.2. Other Definitional Terms; Interpretation.

      (a) The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

      (b) The headings in this Agreement are included for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement.

      (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                  ARTICLE XVII

                                  MISCELLANEOUS

      Section 17.1. Assignment and Binding Effect. Except pursuant to Transfers of Securities in accordance with this Agreement, neither the Company nor any Member shall assign all or any part of this Agreement without the prior written consent of the Company and all other Members. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties permitted hereunder.

      Section 17.2. Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be personally served in writing, shall be deemed to have been given on the date of service, and shall be addressed as follows:

               To the Company:  VHS Holdings LLC
                                c/o Blackstone Management Associates IV L.L.C. 345 Park Avenue
                                New York, New York 10154
                                Attention: Neil Simpkins
                                Fax: (212) 583-5257

                                VHS Holdings LLC
                                20 Burton Hills Boulevard, Suite 100
                                Nashville, TN 37215
                                Attention: Ronald Soltman
                                Fax: (615) 665-6197

               With copies to:  Simpson Thacher & Bartlett LLP
                                425 Lexington Avenue
                                New York, NY  10017
                                Attention: Ed Chung
                                Fax: (212) 455-2502

                To Blackstone:  The Blackstone Group
                                345 Park Avenue, 31st Floor
                                New York, NY 10154
                                Attention: Neil Simpkins
                                Fax: (212) 583-5257

               With a copy to:  Simpson Thacher & Bartlett LLP
                                425 Lexington Avenue
                                New York, NY  10017
                                Attention: Ed Chung
                                Fax: (212) 455-2502

                      To MSCP:  Morgan Stanley Capital Partners
                                1585 Broadway
                                New York, NY 10036
                                Attention: Eric Fry
                                Fax: (212) 761-9628

               With a copy to:  Davis Polk & Wardwell
                                450 Lexington Avenue
                                New York, NY 10017
                                Attention: John Bick

                                      Fax: (212) 450-3800

          To Any Management Member:  c/o Vanguard Health Systems, Inc.
                                     20 Burton Hills Boulevard, Suite 100
                                     Nashville, TN 37215
                                     Attention: General Counsel
                                     Fax: (615) 665-6197

      Section 17.3. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial

      (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

      (b) The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 17.2 shall be deemed effective service of process on such party.

      (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 17.4. Entire Agreement. This Agreement and the Registration Rights Agreement set forth the entire understanding and agreement of the parties hereto and supersede any and all other understandings, term sheets, negotiations or agreements between the parties hereto relating to the subject matter of this Agreement and the Registration Rights Agreement.

      Section 17.5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.

      Section 17.6. Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed in a manner which, as nearly as possible, reflects the original intent of the parties.

      Section 17.7. Amendment and Modification. This Agreement may only be modified or amended in writing by a majority of the holders of outstanding Class A Units and, in the case of a modification or amendment that would adversely affect the rights, privileges or interests of the holders of any class of the Equity Incentive Units, by the holders of a majority of the outstanding Equity Incentive Units of such class. Notwithstanding anything to the contrary in this
Section 17.7, any modification or amendment of this Agreement which would adversely affect the rights, privileges or interests of any Member disproportionately relative to the rights, privileges or interests of the other Members shall require the agreement of such disproportionately affected Member. Notwithstanding the foregoing, this Agreement shall be deemed amended from time to time to reflect the addition of a party to this Agreement pursuant to Section
2.3 or 5.1(b), and no consent pursuant to this Section 17.7 shall be required in connection with any such amendment.

      Section 17.8. Waiver. Any party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party granting such waiver but such waiver or failure to insist upon strict compliance with such representation or warranty, obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or future failure.

      Section 17.9. Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to consummate and make effective the provisions of this Agreement.

      Section 17.10. Sections, Exhibits. References to a section are, unless otherwise specified, to one of the sections of this Agreement and references to an "Exhibit" or "Schedule" are, unless otherwise specified, to one of the exhibits or schedules attached to this Agreement.

      Section 17.11. Specific Enforcement. The Members and the Company acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they may be entitled at law or in equity.

      Section 17.12. Successors. Except as otherwise expressly provided in this Agreement, Permitted Transferees are entitled to all of the rights and subject to all of the obligations of the transferor hereunder from whom they received their Securities regardless of whether the Agreement elsewhere so expressly provides.

      Section 17.13. Computation of Time. In computing any period of time under this Agreement, the day of the act, event or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is a Saturday, Sunday or legal holiday, in which event the period shall run until the end of the next day which is not a Saturday, Sunday or legal holiday.

      Section 17.14. Liability for Debts of the Company; Limited Liability

      (a) Except as otherwise provided in the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member.

      (b) Except as otherwise expressly required by Law, a Member, in its capacity as such, shall have no liability to the Company, any other Member or to the creditors of the Company in excess of such Member's Capital Contribution and other payments required to be made by such Member under this Agreement.

      (c) An individual Member may also be an employee, agent, officer or director of the Company or any Subsidiary of the Company. The existence of these relationships and acting in such capacities shall not affect the liability of the individual Member so existing or acting.

      Section 17.15. No Right of Partition. No Member shall have the right to seek or obtain partition by court decree or operation of Law of any Company property, or the right to own or use particular or individual assets of the Company.

      Section 17.16. Power of Attorney

      (a) Each Member hereby constitutes and appoints each Representative and the Liquidator, with full power of substitution, as such Person's true and lawful agent and attorney in fact, with full power and authority in such Person's name, place and stead, to execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) this Agreement, all certificates and other instruments and all amendments thereof in accordance with the terms hereof which the Board deems appropriate or necessary to form, qualify, or continue the qualification of, the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (ii) all instruments which the Board deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms;
(iii) all conveyances and other instruments or documents which the Board deems appropriate or necessary to reflect the dissolution of the pursuant to the terms of this Agreement, including a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal or substitution of any Member pursuant to the terms hereof.

      (b) The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive and not be affected by the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Member and the Transfer of all or any portion of such Member's Units and shall extend to such Member's heirs, successors, assigns and personal representatives.

      Section 17.17. Title to Company Assets. Company assets shall be owned by the Company as an entity, and no Member, individually or collectively, shall have any ownership interest in such Company assets or any portion thereof. Legal title to any or all Company assets may be held in the name of the Company, the Board or one or more nominees, as the Board may determine. The Board hereby declares and warrants that any Company assets for which legal title is held in its name or the name of any nominee shall be held in trust by the Board or such nominee for the use and benefit of the Company in accordance with the provisions of this Agreement. All Company assets shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such Company assets is held.

      Section 17.18. Creditors. None of the provisions of this Agreement shall be for the benefit of or, to the fullest extent permitted by law, enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in Company profits, losses, distributions, capital or property other than as a secured creditor.

      Section 17.19. Other Blackstone Investors. Blackstone shall cause the Other Blackstone Investors to comply with Section 3.9 and Articles V, VI, XV, XVI and XVII as if the Other Blackstone Investors were party to this Agreement as a Blackstone Member. The parties hereto agree that Blackstone shall have the rights and benefits under such Section and Articles as if the Other Blackstone Investors were party to this Agreement as a Blackstone Member.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                        VHS HOLDINGS LLC

                                        By: /s/ Neil Simpkins
                                            ------------------------------------
                                            Name:  Neil Simpkins
                                            Title: President and Treasurer

                        [Signature Page to LLC Agreement]

                                    BLACKSTONE FCH CAPITAL PARTNERS IV L.P.

                                    By:     Blackstone Management Associates IV
                                            L.L.C., as a General Partner

                                    By:     /s/ Neil Simpkins
                                       -----------------------------------------
                                       Name:    Neil Simpkins
                                       Title:   Managing Director

                                    BLACKSTONE HEALTH COMMITMENT PARTNERS L.P.

                                    By:     Blackstone Management Associates IV
                                            L.L.C., as a General Partner

                                    By:     /s/ Neil Simpkins
                                       -----------------------------------------
                                       Name:    Neil Simpkins
                                       Title:   Managing Director

                                    BLACKSTONE CAPITAL PARTNERS IV - A L.P.

                                    By:     Blackstone Management Associates IV
                                            L.L.C., as a General Partner

                                    By:     /s/ Neil Simpkins
                                       -----------------------------------------
                                       Name:    Neil Simpkins
                                       Title:   Managing Director

                                    BLACKSTONE FAMILY INVESTMENT PARTNERSHIP
                                    IV - A L.P.

                                    By:     Blackstone Management Associates IV
                                            L.L.C., as a General Partner

                                    By:     /s/ Neil Simpkins
                                       -----------------------------------------
                                       Name:    Neil Simpkins
                                       Title:   Managing Director

                        [Signature Page to LLC Agreement]

                                    MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                                    MORGAN STANLEY CAPITAL INVESTORS, L.P.

                                    MSCP III 892 INVESTORS, L.P.

                                    By:     MSCP III, LLC,
                                            as General Partner of each of the
                                            limited partnerships named above

                                    By:     Morgan Stanley Capital Partners III,
                                            Inc., as Member

                                    By:     /s/ Eric Fry
                                       -----------------------------------------
                                       Name: Eric Fry
                                       Title: Managing Director

                                    MORGAN STANLEY DEAN WITTER CAPITAL
                                      PARTNERS IV, L.P.

                                    MORGAN STANLEY DEAN WITTER CAPITAL
                                      INVESTORS IV, L.P.

                                    MSDW IV 892 INVESTORS, L.P.

                                    By:     MSDW Capital Partners IV, LLC,
                                            as General Partner of each of the
                                            limited partnerships named above

                                    By:     MSDW Capital Partners IV, Inc.,
                                            as Member

                                    By:     /s/ Eric Fry
                                       -----------------------------------------
                                       Name: Eric Fry
                                       Title: Managing Director

                        [Signature Page to LLC Agreement]

                                            Management Members:

                                            /s/ Charles N. Martin, Jr.
                                            ------------------------------------
                                            Name:  Charles N. Martin, Jr.

                                            /s/ William L. Hough
                                            ------------------------------------
                                            Name:  William L. Hough

                                            /s/ Joseph D. Moore
                                            ------------------------------------
                                            Name:  Joseph D. Moore

                                            /s/ Ronald P. Soltman
                                            ------------------------------------
                                            Name:  Ronald P. Soltman

                                            /s/ Keith B. Pitts
                                            ------------------------------------
                                            Name:  Keith B. Pitts

                                            /s/ Reginald M. Ballantyne III
                                            ------------------------------------
                                            Name:  Reginald M. Ballantyne III

                                            /s/ Bruce Chafin
                                            ------------------------------------
                                            Name:  Bruce Chafin

                                            /s/ Alan N. Cranford
                                            ------------------------------------
                                            Name:  Alan N. Cranford

                                            /s/ Robert Galloway
                                            ------------------------------------
                                            Name:  Robert Galloway

                                            /s/ Jim Johnston
                                            ------------------------------------
                                            Name:  Jim Johnston

                                            /s/ Robert M. Martin
                                            ------------------------------------
                                            Name:  Robert M. Martin

                        [Signature Page to LLC Agreement]

                                            /s/ Phillip W. Roe
                                            ------------------------------------
                                            Name:  Phillip W. Roe

                                            /s/ James H. Spalding
                                            ------------------------------------
                                            Name:  James H. Spalding

                                            /s/ Alan G. Thomas
                                            ------------------------------------
                                            Name:  Alan G. Thomas

                                            /s/ Kent H. Wallace
                                            ------------------------------------
                                            Name:  Kent H. Wallace

                                            /s/ Thomas M. Ways
                                            ------------------------------------
                                            Name:  Thomas M. Ways

                                            /s/ Carol A. Bailey
                                            ------------------------------------
                                            Name:  Carol A. Bailey

                                            /s/ James C. Bonnette
                                            ------------------------------------
                                            Name:  James C. Bonnette

                                            /s/ Pamela Farrell
                                            ------------------------------------
                                            Name:  Pamela Farrell

                                            /s/ John Geer
                                            ------------------------------------
                                            Name:  John Geer

                                            /s/ Dennis Jacobs
                                            ------------------------------------
                                            Name:  Dennis Jacobs

                                            /s/ Linn H. McCain
                                            ------------------------------------
                                            Name:  Linn H. McCain

                        [Signature Page to LLC Agreement]

                                            /s/ John R. McCaslin
                                            ------------------------------------
                                            Name:  John R. McCaslin

                                            /s/ Deborah T. McCormick
                                            ------------------------------------
                                            Name:  Deborah T. McCormick

                                            /s/ Elizabeth Minkoff
                                            ------------------------------------
                                            Name:  Elizabeth Minkoff

                                            /s/ Jerry Pressley
                                            ------------------------------------
                                            Name:  Jerry Pressley

                                            /s/ Anne L. Sanford
                                            ------------------------------------
                                            Name:  Anne L. Sanford

                                            /s/ Tony W. Simpson
                                            ------------------------------------
                                            Name:  Tony W. Simpson

                                            /s/ Neal Somaney
                                            ------------------------------------
                                            Name:  Neal Somaney

                                            /s/ Michael Brooks Turkel
                                            ------------------------------------
                                            Name:  Michael Brooks Turkel

                                            /s/ Beverly F. Weber
                                            ------------------------------------
                                            Name:  Beverly F. Weber

                                            /s/ Carole Beauchamp
                                            ------------------------------------
                                            Name:  Carole Beauchamp

                                            /s/ Jack Cumber
                                            ------------------------------------
                                            Name:  Jack Cumber

                                            /s/ Mark Price
                                            ------------------------------------
                                            Name:  Mark Price

                        [Signature Page to LLC Agreement]

                                            /s/ Suzanne Towry
                                            ------------------------------------
                                            Name:  Suzanne Towry

                                            /s/ Ray Denson
                                            ------------------------------------
                                            Name:  Ray Denson

                                            /s/ Shelly Stocker
                                            ------------------------------------
                                            Name:  Shelly Stocker

                                            /s/ Mary A. Botticella
                                            ------------------------------------
                                            Name:  Mary A. Botticella

                                            /s/ David K. Culberson
                                            ------------------------------------
                                            Name:  David K. Culberson

                                            /s/ Victor Jordon
                                            ------------------------------------
                                            Name:  Victor Jordon

                                            /s/ Bruce Eady
                                            ------------------------------------
                                            Name:  Bruce Eady

                                            /s/ Angela Skalla
                                            ------------------------------------
                                            Name:  Angela Skalla

                                            /s/ Dennis Knox
                                            ------------------------------------
                                            Name:  Dennis Knox

                                            /s/ Jonathan Bartlett
                                            ------------------------------------
                                            Name:  Jonathan Bartlett

                                            /s/ Sonja Hagel
                                            ------------------------------------
                                            Name:  Sonja Hagel

                        [Signature Page to LLC Agreement]

                                            /s/ Roger Faculak
                                            ------------------------------------
                                            Name:  Roger Faculak

                                            /s/ Debra Flores
                                            ------------------------------------
                                            Name:  Debra Flores

                                            /s/ John Harrington
                                            ------------------------------------
                                            Name:  John Harrington

                                            /s/ Tracy Ann Rogers
                                            ------------------------------------
                                            Name:  Tracy Ann Rogers

                                            /s/ Nicke Lynn Waters
                                            ------------------------------------
                                            Name:  Nicke Lynn Waters

                                            /s/ Mark Clayton
                                            ------------------------------------
                                            Name:  Mark Clayton

                                            /s/ Linda J. Mild
                                            ------------------------------------
                                            Name:  Linda J. Mild

                                            /s/ A. Gene Smith
                                            ------------------------------------
                                            Name:  A. Gene Smith

                                            /s/ Keith L. Swinney
                                            ------------------------------------
                                            Name:  Keith L. Swinney

                                            /s/ Bruce Buchanan
                                            ------------------------------------
                                            Name:  Bruce Buchanan

                                            /s/ Dominic Dominguez
                                            ------------------------------------
                                            Name:  Dominic Dominguez

                                            /s/ Andrew Harris
                                            ------------------------------------
                                            Name:  Andrew Harris

                        [Signature Page to LLC Agreement]

                                       /s/ Steven King
                                       ----------------------------------------
                                       Name:  Steven King

                                       /s/ Jeanette Rasmussen
                                       ----------------------------------------
                                       Name:  Jeanette Rasmussen

                                       /s/ Nancy Novick
                                       ----------------------------------------
                                       Name:  Nancy Novick

                                       /s/ Cliff Adlerz
                                       ----------------------------------------
                                       Name:  Cliff Adlerz

                                       /s/ Carl F. Chafin
                                       ----------------------------------------
                                       Name:  Carl F. Chafin

                                       /s/ Juanita B. Chafin
                                       ----------------------------------------
                                       Name:  Juanita B. Chafin

                                       /s/ Richard Francis
                                       ----------------------------------------
                                       Name:  Richard Francis

                                       /s/ John Luke McGuinness Jr., as Trustee
                                       ----------------------------------------
                                       Name:  John Luke McGuinness Jr. Trust

                                       /s/ Anthony C. Krayer
                                       ----------------------------------------
                                       Name:  Anthony C. Krayer

                                       /s/ Harold H. Pilgrim, Jr.
                                       ----------------------------------------
                                       Name:  Harold H. Pilgrim, Jr.

                                       /s/ Carol Murdock
                                       ----------------------------------------
                                       Name:  Carol Murdock

                        [Signature Page to LLC Agreement]

                                            /s/ William V.B. Webb
                                            ------------------------------------
                                            Name:  William V.B. Webb

                        [Signature Page to LLC Agreement]

                                BAPTIST HEALTH SERVICES.

                                By:  /s/ Gerard J. Probst
                                   ---------------------------------------------
                                    Name:  Gerard J. Probst
                                    Title: President and Chief Executive Officer

                        [Signature Page to LLC Agreement]

                                                                       EXHIBIT A

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN TRANSFER AND OTHER RESTRICTIONS SET FORTH IN THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT, DATED AS OF SEPTEMBER 23, 2004 AMONG VHS HOLDINGS LLC AND CERTAIN OF ITS MEMBERS, AS IT MAY BE AMENDED FROM TIME TO TIME, AND, AMONG OTHER THINGS, MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH SUCH TRANSFER RESTRICTIONS. COPIES OF SUCH AGREEMENTS ARE ON FILE WITH THE SECRETARY OF VHS HOLDINGS LLC AND ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENTS.

               CERTIFICATE FOR CLASS __ UNITS OF VHS HOLDINGS LLC

Certificate Number: _____                                 Number of Units: _____

      VHS Holdings LLC, a Delaware limited liability company (the "Company"), hereby certifies that ____________________ (the "Holder") is the registered owner of ____ Class __ Units of the Company. This certificate (the "Certificate") shall constitute a security governed by Article 8 of the Delaware Uniform Commercial Code-Investment Securities (Delaware Code Title 6: Section 8-101, seq.) The rights, powers, preferences, restrictions and limitations of the Class ___ Units are set forth in, and this Certificate and the Class ___ Units hereby represented are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Limited Liability Company Operating Agreement of the Company, dated as of September 23, 2004, as the same may be amended from time to time (the "LLC Agreement"). By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Class ___ Units evidenced hereby, a registered holder hereof (including any registered transferee hereof) is deemed to have agreed, to comply with and be bound by all terms and conditions of the LLC Agreement. The Company will furnish a copy of such LLC Agreement to each member of the Company without charge upon written request to the Company at is principal place of business or registered office, as the case may be.

Date:    _______________, 200___

                                            VHS HOLDINGS LLC

                                            By:  _______________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT B

                       ELECTION TO INCLUDE UNITS IN GROSS
                     INCOME PURSUANT TO SECTION 83(b) OF THE
                              INTERNAL REVENUE CODE

            The undersigned purchased units (the "Units") of VHS Holdings, LLC (the "Company") on ______ __, 200[_]. The undersigned desires to make an election to have the Units taxed under the provision of Section 83(b) of the Internal Revenue Code of 1986, as amended ("Code Section 83(b)"), at the time the undersigned purchased the Units.

            Therefore, pursuant to Code Section 83(b) and Treasury Regulation
Section 1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Units (described below), to report as taxable income for calendar year ____ the excess, if any, of the Units' fair market value on ____ __, 200[_] over the purchase price thereof.

            The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

            1. The name, address and social security number of the undersigned:

            _____________________________

            _____________________________

            _____________________________

            SSN:_________________________

            2. A description of the property with respect to which the election is being made: ______ Class B Units, ____ Class C Units and ____ Class D Units.

            3. The date on which the property was transferred: _______ __, 200[_]. The taxable year for which such election is made: calendar year ____.

            4. The restrictions to which the property is subject: The Units are subject to a time-based vesting schedule and, in the case of Class C Units, accelerated vesting upon attaining certain performance criteria. If the undersigned ceases to be employed by the Company or any of its subsidiaries prior to the vesting of the Units, the Units are subject to repurchase by the Company at the lower of (i) the original purchase price paid for the Units and
(ii) the fair market value of the Units on the date of such repurchase. The Units are also subject to transfer restrictions.

            5. The aggregate fair market value on ______ __, 200[_] of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $_______ (i.e., $__ for __ Class B Units, $__ for __ Class C Units and $__ for __ Class D Units).

            6. The aggregate amount paid for such property: $_______ (i.e., $__ for __ Class B Units, $__ for __ Class C Units and $__ for __ Class D Units).

            7. A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Section 1.83-2(e)(7).

Dated:  ______ __, 200[_]                   _____________________________

                                            [NAME]